                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                        Computer Language Research, Inc.
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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

                        COMPUTER LANGUAGE RESEARCH, INC.
                                2395 MIDWAY ROAD
                            CARROLLTON, TEXAS 75006

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD THURSDAY, MAY 1, 1997

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of the Shareholders (the "Meeting") of Computer Language Research, Inc., a Texas corporation (the "Corporation"), will be held in the auditorium of the Corporation's headquarters at 2395 Midway Road, Carrollton, Texas 75006, Thursday, May 1, 1997, at 9:30 A.M., local time, for the following purposes:

          (1) To elect eight directors to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

          (2) To consider and vote on a proposal to adopt the Computer Language Research, Inc. 1997 Stock Incentive Plan.

          (3) To consider and vote on a proposal to adopt the Rent Roll, Inc. 1997 Stock Incentive Plan.

          (4) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

     The close of business on March 13, 1997, has been fixed by the Board of Directors as the record date for determining shareholders entitled to notice of and to vote at the Meeting and any adjournment thereof. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Meeting and any adjournment thereof. For a period of at least ten days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting shall be open to examination by any shareholder during normal business hours at the Corporation's headquarters at 2395 Midway Road, Carrollton, Texas 75006.

     SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                                            By Order of the Board of Directors

                                            DOUGLAS H. GROSS
                                            Secretary

Carrollton, Texas
April 1, 1997

                        COMPUTER LANGUAGE RESEARCH, INC.
                                2395 MIDWAY ROAD
                            CARROLLTON, TEXAS 75006

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD THURSDAY, MAY 1, 1997

     This Proxy Statement, which is first being mailed on or about April 1, 1997, to shareholders of record as of March 13, 1997 of Computer Language Research, Inc. (the "Corporation"), is furnished in connection with the solicitation by the Board of Directors of the Corporation of proxies to be voted at the 1997 Annual Meeting of Shareholders (the "Meeting") at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     Unless a shareholder otherwise specifies, all shares represented by valid proxies will be voted (i) FOR the election of the eight persons named in this Proxy Statement under the heading Election of Directors as nominees for directors of the Corporation, (ii) FOR the proposal to adopt the Computer Language Research, Inc. 1997 Stock Incentive Plan, (iii) FOR the proposal to adopt the Rent Roll, Inc. 1997 Stock Incentive Plan, and (iv) at the discretion of the proxy holders, on any other matter that may properly come before the Meeting or any adjournment thereof. A shareholder's proxy may be revoked at any time prior to its exercise. Written notice of such revocation should be provided to Harris Trust & Savings Bank, 311 W. Monroe, 11th Floor, Chicago, Illinois 60690, Attention: Proxy Unit, prior to May 1, 1997. If notice of revocation is not received at such office prior to such date, a shareholder may nevertheless revoke a proxy if such shareholder attends the Meeting and votes in person. Attendance at the Meeting will not automatically revoke a proxy, but a shareholder in attendance may request a ballot and vote in person, thereby revoking a previously granted proxy.

                       RECORD DATE AND VOTING SECURITIES

     The record date for determining the shareholders entitled to notice of and to vote at the Meeting and any adjournment thereof is March 13, 1997 (the "Record Date"), on which date the Corporation had issued and outstanding 14,284,311 shares of common stock, $0.01 par value per share (the "Common Stock"). These shares were registered in the names of 415 shareholders.

                               QUORUM AND VOTING

     The presence at the Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. If a quorum should not be present, the Meeting may be adjourned from time to time until a quorum is obtained. Abstentions are counted for purposes of determining whether a quorum is present at the Meeting. Broker non-votes are counted for purposes of determining whether a quorum is present on any particular matter only if authority to vote on the matter is granted by the respective proxy.

     A holder of shares of Common Stock on the Record Date shall be entitled to one vote per share with regard to each nominee for director and on each other matter to be voted on at the Meeting. Cumulative voting in the election of directors is prohibited.

     In order to be elected a director, a nominee must receive the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Meeting is necessary for the adoption of the Computer Language Research, Inc. 1997 Stock Incentive Plan and for the adoption of the Rent Roll, Inc. 1997 Stock Incentive Plan. All other action, if any, will be by an affirmative vote of a majority of the shares present at the Meeting in person or by proxy.

     A shareholder, voting by proxy card, may, with respect to election of directors, (i) vote FOR the election of all eight director nominees named in this Proxy Statement, (ii) vote for the election of all such director nominees other than any nominee or nominees with respect to whom the shareholder withholds authority to vote, or (iii) WITHHOLD authority to vote for all eight director nominees named herein by so indicating in the appropriate space on the proxy card. A shareholder attending the Meeting and voting in person with respect to election of directors may mark the ballot so as to show the number of votes cast for each nominee shown on the ballot.

     A shareholder, voting by proxy card or attending the Meeting and voting in person by ballot, may, with respect to each other matter coming before the Meeting, (i) vote FOR the matter, (ii) vote AGAINST the matter, or (iii) ABSTAIN from voting on the matter.

     For purposes of determining the number of votes cast with respect to any voting matter, only those cast FOR or AGAINST are included. Abstentions have the effect of negative votes. Broker non-votes will not affect the outcome of the election or any other matter voted on at the Meeting.

     Shares will be voted as instructed in the accompanying proxy card on each matter submitted to shareholders. If no instructions are given, the shares will be voted FOR the election of all eight director nominees named herein, FOR the proposal to adopt the Computer Language Research, Inc. 1997 Stock Incentive Plan, and FOR the proposal to adopt the Rent Roll, Inc. 1997 Stock Incentive Plan. If any other matter is properly presented at the Meeting, the proxy holders will vote on the matter in their discretion.

                     PROPOSAL ONE -- ELECTION OF DIRECTORS

     The Board of Directors of the Corporation has nominated eight persons to be directors of the Corporation. All eight are to be elected at the Meeting. Those nominated by the Board of Directors are: Francis W. Winn, Stephen T. Winn, Dr. David L. Winn, James R. Dunaway, Jr., Merle J. Volding, Max D. Hopper, Jeffrey
T. Leeds and Walter V. Smiley. It is intended that the persons named as proxies on the proxy card will vote for their election. Each director elected will hold office until the next annual meeting of shareholders or until his successor shall have been duly elected and qualified. Each nominee for director has consented to his nomination as a director and, so far as the Board of Directors and the management of the Corporation are aware, will serve as a director if elected. In case any nominee is unable to serve or for good cause will not serve, the proxies will have discretionary authority in that instance to vote the proxy for a substitute designated by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE CORPORATION VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR.

                 BACKGROUND AND BUSINESS EXPERIENCE OF NOMINEES

     Francis W. Winn, 79, the founder of the Corporation and a director since 1969, served as its Chairman of the Board and President from February, 1969 until May, 1977, and continues to serve as Chairman of the Board. Prior to founding the Corporation, Mr. Winn was employed by various petroleum or petroleum-related companies in research management. Mr. Winn is the father of Stephen T. Winn and Dr. David L. Winn, and the father-in-law of James R. Dunaway, Jr., all directors of the Corporation.

     Stephen T. Winn, 50, has served as a director since 1969, and as President and Chief Executive Officer since May, 1977. Mr. Winn served as Executive Vice President from 1971 until his election as President in 1977. Mr. Winn was selected as a Sloan Fellow at Stanford University in 1980 and holds an M.M.S. Degree in Management Science from Stanford. He has served as a member of the Stanford University Sloan Advisory Board, American Business Conference and the American Electronics Association, and is an executive board member of the Circle Ten Council of the Boy Scouts of America and a trustee for the St. Mark's School of Texas.

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

     David L. Winn, M.D., FAAFP, 40, a director since 1987, previously served as a director from 1977 to 1984. Currently, Dr. Winn practices primary care medicine in Cedar Park, Texas, is a medical director of Hill Country Medical Ministries and is a founder of Firestorm Productions, a producer of multi-media entertainment software published through Virgin Interactive. Dr. Winn founded Paperless Office Practice in 1996, a developer of electronic medical records which are distributed by pharmaceutical sales representatives to primary care medical offices across the United States.

     James R. Dunaway, Jr., 48, a director since 1982, is the founder and owner of Dunaway Associates, Inc., Engineers-Planners of Fort Worth, Texas and Phoenix, Arizona. Since 1981, Mr. Dunaway has been an active real estate investor and developer in the Dallas/Fort Worth area. Mr. Dunaway is a registered Professional Engineer and Registered Professional Land Surveyor in the State of Texas. He is a member of the Corporation's Compensation Committee.

     Merle J. Volding, 73, a director since 1989, currently serves as a director and consultant to BancTec, Inc., a provider of integrated financial transaction processing systems, applications software, and support services, where he served as a director, Chairman of the Board, and Chief Executive Officer from 1974 until 1986. He is Chairman of the Corporation's Compensation Committee and a member of its Audit Committee.

     Max D. Hopper, 62, a director since August 1994, served at AMR
Corporation -- an air transportation company and provider of information services to the travel and transportation industry -- as senior vice president from 1985 through January 1995 and as chairman of The SABRE Group from April 1993 through January 1995. After retiring from AMR, Mr. Hopper founded Max D. Hopper Associates, a consulting firm specializing in creating benefits from the strategic use of advanced information technologies. He serves on the boards of Gartner Group, VTEL Corporation, Centura Software Corporation, Scopus Technology, USDATA Corporation, BBN Corporation and Worldtalk Corporation. He is Chairman of the Corporation's Audit Committee and a member of its Compensation Committee.

     Jeffrey T. Leeds, 41, was elected as a director of the Corporation on February 27, 1997. Mr. Leeds is a founder and Principal of Advance Capital Management, LLC, a private equity firm located in New York. Mr. Leeds also serves as President of Leeds Group Inc., an investment banking firm also located in New York. Mr. Leeds presently serves as a director of The Edison Project, a for-profit education company that operates public schools under contracts with states and local school districts, and The World Resources Institute, a not-for-profit Washington based research group. Mr. Leeds served as a law clerk to the Hon. William J. Brennan, Jr. of the Supreme Court of the United States in 1985-86. Prior to his clerkship, he worked in the corporate department of the New York law firm of Cravath, Swaine & Moore. He is a member of the Corporation's Compensation and Audit Committees. Pursuant to a Stockholders Agreement dated as of January 22, 1997, by and between, inter alia, Advance Capital Partners, L.P., and Advance Capital Offshore Partners, L.P. (collectively, the "Purchasers"), on the one hand, and Stephen T. Winn, Carol Winn Dunaway, Dr. David L. Winn and Winn Family, Ltd. (collectively, the "Selling Stockholders") on the other, the Selling Stockholders have agreed to vote all of the remaining shares of capital stock of the Corporation owned of record or beneficially by them so as to cause the election of Mr. Leeds (or if Mr. Leeds is unable to serve as a director, another individual designated by the Purchasers and acceptable to the majority of the Selling Stockholders) to the Corporation's Board, so long as the Purchasers shall own at least 200,000 of certain purchased shares. The Stockholders Agreement also provides that the Selling Stockholders will vote all of the remaining shares of capital stock of the Corporation owned of record or beneficially by them so as to cause (i) the removal from the Board (with or without cause) of any Purchaser-designated director, upon the Purchasers' written request for such removal, and (ii) any vacancy on the Board, resulting from any Purchaser designated director for any reason ceasing to serve as a member of the Corporation's Board, to be filled by a representative designated by the Purchasers (which representative must be reasonably acceptable to the Selling Stockholders).

     Walter V. Smiley, Jr., 59, has been nominated for a seat on the Board of Directors. Mr. Smiley currently owns and is president of Smiley Investment Company, a consulting and venture capital firm based in Little Rock, Arkansas. Mr. Smiley served from 1968 until 1989 as Chairman of the Board of Directors and from 1968 until 1985 as Chief Executive Officer of Systematics, Inc., the predecessor of ALLTELL Information Service, Inc., an Arkansas based company which provides data processing services to financial institutions throughout the United States and abroad. Mr. Smiley is also a director of Acxiom Corporation, Software Recording Corporation and Southern Development Bancorporation. He holds a master's degree in business administration and a bachelor's degree in industrial management from the University of Arkansas.

        PROPOSAL TWO -- APPROVAL OF THE COMPUTER LANGUAGE RESEARCH, INC.
                           1997 STOCK INCENTIVE PLAN

     On February 27, 1997, the Corporation's Board of Directors unanimously adopted the Computer Language Research, Inc. 1997 Stock Incentive Plan (the "Corporation's Plan") and the Rent Roll, Inc. 1997 Stock Incentive Plan (the "Rent Roll Plan") (the Corporation's Plan and the Rent Roll Plan are referred to sometimes hereinafter individually as the "Plan" and collectively as the "Plans") with the condition that the Plans be submitted to the Corporation's shareholders for approval. The provisions of the Plans are substantially identical and are generally summarized below, as are the material differences between the Plans. This description is qualified in its entirety by reference to the provisions of the Plans, copies of which are attached to this Proxy Statement as Exhibit A and Exhibit B. The Corporation intends that the Plans and their operation comply with the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act").

     Rent Roll, Inc. ("Rent Roll") is a wholly owned subsidiary of the Corporation. For purposes of the summary of the Plans, the Corporation or Rent Roll, as the case may be, shall be referred to as the "Plan Sponsor," and the Corporation's Common Stock or Rent Roll's common stock, as the case may be, shall be referred to as "Plan Sponsor's Common Stock."

PURPOSE

     The purpose of the Plans is to enable the Corporation and Rent Roll, Inc. to attract and retain key executives and other key employees; motivate participating employees, by means of appropriate incentives, to achieve long-range goals; provide incentive compensation opportunities that are competitive with those of other public corporations; and further identify the interests of eligible employees with those of the Plan Sponsor's other shareholders through compensation alternatives based on the Plan Sponsor's Common Stock, and thereby promote the long-term financial interest of the Plan Sponsor, including the growth in value of the Plan Sponsor's equity and enhancement of long-term shareholder growth.

PARTICIPATION

     Persons who are regular, full-time employees of the Plan Sponsor or one or more of its subsidiaries and are either officers of or, in the opinion of the Compensation Committee, hold key positions in or for the Plan Sponsor or any subsidiary are eligible to participate in the Plan. Approximately 95 employees of the Corporation are eligible to participate in the Corporation's Plan and approximately 18 employees of Rent Roll are eligible to participate in the Rent Roll Plan.

SHARES AVAILABLE

     The Corporation's Plan provides that a maximum of 1,000,000 shares of the Corporation's Common Stock, and the Rent Roll Plan provides that a maximum of 2,000,000 shares of Rent Roll common stock, par value $.01 per share, subject to adjustment as provided in the Plans, are available for the grant of options, restricted shares and rights granted without accompanying options. Shares subject to options which cease to be subject to purchase under the Plans, any restricted shares which are forfeited to the Plan Sponsor and any right issued without accompanying options which terminates or expires without being exercised would again be available for subsequent awards under the Plans to the extent permitted by the Internal Revenue Code of 1986, as amended (the "Code") or other applicable law.

     The maximum number of shares of the Plan Sponsor's Common Stock with respect to which incentive stock options, non-qualified stock options and restricted shares may be granted in any one year to any single employee shall not exceed 500,000.

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

ADMINISTRATION

     The Plans are to be administered, construed and interpreted by the Compensation Committee of the Board of Directors of the Corporation (the "Compensation Committee"). With respect to persons subject to Section 16 of the 1934 Act, the Plans are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. The Compensation Committee has authority to grant options; to determine the exercise price and term of, the class or classes of shares of the Plan Sponsor's Common Stock and the number of shares to be covered by, each option, and the employees whom and the time or times at which options shall be granted; to designate options as incentive or non-qualified options and determine which options shall be accompanied by rights; to grant rights without accompanying options; to determine the employees to whom and time or times at which such rights shall be granted and the exercise price, term and number of shares of the Plan Sponsor's Common Stock covered by any deemed option corresponding thereto; to grant restricted shares and performance units and determine the term of the restricted period and other conditions applicable thereto, the employees to whom and the time or times at which such restricted shares or performance units shall be granted and the number of restricted shares or performance units to be covered by such grant. The Compensation Committee is authorized to interpret the Plans; prescribe, amend and rescind rules and regulations relating to the Plans; determine the terms and provisions of any agreements entered into in connection with awards under the Plans; and make all other determinations deemed necessary or advisable for the administration of the Plans.

     In determining employees to whom awards are granted and the amount, type, terms and conditions of each award, the Compensation Committee must take into account the nature of the employee's duties, present and potential contributions to the growth and success of the Plan Sponsor and such other factors as the Compensation Committee deems relevant in accomplishing the purposes of the Plans.

     Each option, right, restricted share or performance unit award will be evidenced by a written agreement containing such restrictions, terms and conditions as the Compensation Committee may require.

AWARDS

     The Plans provide for five types of awards: (i) incentive stock options;
(ii) non-qualified stock options; (iii) restricted shares; (iv) stock appreciation rights, either granted in tandem with options or without accompanying options; and (v) performance units valued based upon the long-term performance of the Plan Sponsor.

STOCK OPTIONS

     The Plans authorize the award of both incentive stock options and non-qualified stock options. Only employees of the Plan Sponsor or any subsidiary are entitled to receive awards of incentive stock options. The term of an option granted under the Plans may not exceed ten (10) years. If the holder of an incentive stock option owns the Plan Sponsor's Common Stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Plan Sponsor or any subsidiary, the term of such incentive stock option may not exceed five (5) years. The exercise price of each option will be determined by the Compensation Committee; provided, however, that with respect to an incentive stock option, the exercise price may not be less than one hundred percent (100%) of the fair market value per share as of the date of grant (the closing price of such common stock on such date as reported on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System or, if none, the fair market value of such common stock as determined in good faith by the board of directors by applying generally recognized principles of valuing securities) (the "Fair Market Value") or one hundred ten percent (110%) of such Fair Market Value if the holder owns the Plan Sponsor's Common Stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Plan Sponsor or any subsidiary.

     An option becomes exercisable in such amounts and upon such events as the Compensation Committee may determine. An option will become one hundred percent (100%) vested at the earliest of the employee's retirement from active employment at or after age 60 (the "Retirement Age") or the employee's death or disability. The Compensation Committee may also accelerate the exercisability of the whole or any part of an option. An option may be exercised at any time as to any shares of the Plan Sponsor's Common Stock as to which the option has become exercisable; provided, however, that an option may not be exercised at any time as to less than one hundred shares (or less than the number of shares of the Plan Sponsor's Common Stock as to which the option is then exercisable, if less than one hundred (100) shares). With respect to incentive stock options, the aggregate Fair Market Value of all the Plan Sponsor's Common Stock (determined at the time the option is awarded) subject to incentive stock options which become exercisable for the first time by an individual during any calendar year (under all plans of the Corporation and its subsidiaries) may not exceed $100,000. No incentive stock option may be exercised unless the holder is then an employee of the Plan Sponsor or any parent or subsidiary corporation.

     Upon exercise of an option, the holder of an option may pay for both the option exercise price of the shares and any taxes attributable to such exercise in cash, through delivery of shares of the Plan Sponsor's Common Stock, through the surrender of vested options or any combination thereof. An option holder may also satisfy his or her tax obligations in connection with the exercise of an option by irrevocably electing to have the Plan Sponsor withhold from the shares that would otherwise be received, a number of shares having a Fair Market Value equal to the amount necessary to satisfy the Plan Sponsor's tax withholding obligations respecting the option exercise. A holder of a non-qualified stock option may also pay for both the option exercise price of the shares and any withholding taxes by delivery to the Plan Sponsor of the sales proceeds resulting from a broker's sale of shares respecting such option.

RIGHTS

     The Plans authorize the award of a stock appreciation right as a primary right or an additional right. A primary right is awarded alone, without a corresponding option. An additional right is a right awarded in connection with an option. An additional right may be granted either at the time the option is granted or, in the case of non-qualified stock options, thereafter at any time prior to the exercise, termination or expiration of such option. An additional right is subject to the same terms and conditions as the related option and is exercisable only to the extent the related option is exercisable.

     Upon the exercise of a primary right, an employee will receive a payment equal to the difference between the Fair Market Value of a share of the Plan Sponsor's Common Stock on the exercise date and the exercise price. An employee may elect for payment to be made in the form of cash, shares of the Plan Sponsor's Common Stock or a combination thereof. No payment will be required from an employee upon exercise of a primary right.

     Upon the exercise of an additional right, an employee will receive a cash payment equal to the product of (i) the difference between the Fair Market Value of a share of the Plan Sponsor's Common Stock on the exercise date and the exercise price and (ii) a percentage factor (between 10%-100%) as determined by the Compensation Committee or a formula established by the Compensation Committee. If no percentage factor or formula is specified at the time an additional right is granted, the percentage factor will be one hundred percent (100%).

     If neither the right nor, in the case of an additional right with a related option, the related option is exercised before the end of the day on which the right ceases to be exercisable, the right will be deemed exercised as of such date and, subject to applicable withholding taxes, a cash payment in the amount described above will be paid to the employee.

RESTRICTED SHARES

     Restricted share awards are grants of the Plan Sponsor's Common Stock made to employees subject to a required period of employment following the award (the "Restricted Period") and any other conditions prescribed by the Compensation Committee. An employee will become the holder of shares of the Plan Sponsor's Common Stock free of all restrictions if the employee completes the Restricted Period and satisfies any other conditions; otherwise, the shares will be forfeited. Unless otherwise provided in the agreement under which a restricted share award is made, all restrictions terminate with respect to all restricted shares upon the event of a "business combination" or the employee's death, disability or retirement from active employment at

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

the Retirement Age. Under the Plans, the Restricted Period may not be more than ten (10) years. The employee will have the right to vote the restricted shares and the right to receive cash dividends on the shares. Stock dividends on the restricted shares will be subject to the same terms and conditions as such restricted shares. The employee may not sell, transfer, assign, pledge or otherwise encumber or dispose of restricted shares during the Restricted Period and until any other conditions prescribed by the Compensation Committee have been satisfied.

PERFORMANCE UNITS

     Performance units are awards granted to employees who may receive a value for the units at the end of a performance period established by the Compensation Committee if performance measures established by the Compensation Committee at the beginning of the performance period are met. Although the performance measures will be determined by the Compensation Committee at the time of the award of performance units, they may be subject to later revision as the Compensation Committee deems appropriate to reflect significant events. Under the Plans, the performance period may not be shorter than two (2) years nor longer than ten (10) years as determined by the Compensation Committee. When the performance measures for a performance period have been met, a cash award equal to the value of the performance units granted to an employee will be made. An employee immediately forfeits all performance units if the employee ceases to be an employee prior to the end of the performance period for any reason other than death, disability or retirement at or after the Retirement Age. An employee whose employment terminates by reason of retirement on or after the Retirement Age, disability or death will be eligible to receive a cash award equal to the value of his performance units if the performance measures are met.

TERMINATION; RETIREMENT

     Termination for any Reason. If the employment of an employee to whom an option or right has been granted under the Plans terminates for any reason, the employee will have a period of ninety (90) days following such termination of employment in which to exercise any incentive stock options that are then vested and a period of twelve (12) months following such termination of employment in which to exercise any non-qualified stock options or rights that are then vested. Any outstanding options or rights at the end of such periods will terminate and be forfeited as to any unexercised portion thereof. Unless otherwise provided in an employee's written agreement, the unvested portion of any option or right will be forfeited on the date an employee ceases to be an employee of the Corporation or any subsidiary thereof.

     Termination for Cause. Any agreement evidencing any option, right, restricted stock or performance unit award may provide for more restricted periods of exercise or for forfeiture of awards if an employee's employment terminates for cause or by reason of a voluntary termination and the employee accepts employment with a competitor of the Corporation or any subsidiary or solicits or employs any employee of the Corporation or any subsidiary for the benefit of another business entity within one (1) year after such voluntary termination.

     Retirement. If the employment of an employee to whom an option or right has been granted under the Plans terminates employment at or after the Retirement Age, the employee will have a period of ninety (90) days following such termination of employment in which to exercise any incentive stock options and a period of twelve (12) months following such termination of employment in which to exercise any non-qualified stock options or rights. Any outstanding options or rights at the end of such periods will terminate and be forfeited as to any unexercised portion thereof.

     Death or Disability. If an employee to whom an option or right has been granted shall die or become disabled while employed by the Corporation or any parent or subsidiary corporation, such option or right may be exercised by the employee, his legal guardian, legatees, personal representatives or distributees at any time within twelve (12) months thereafter, but in no event later than the date the option or right terminates.

TRANSFERABILITY

     Incentive stock options and performance units are not transferable other than by will or the laws of descent and distribution. Non-qualified stock options and rights may be transferred by the holder to members of the holder's immediate family, trusts created for the benefit of such immediate family members and partnerships in which such immediate family members are the only partners, provided that no consideration is provided for the transfer.

ADJUSTMENTS

     In the event of any change in the outstanding shares of the Plan Sponsor's Common Stock by reason of any stock dividend, split-up, recapitalization, merger, consolidation, combination, exchange of shares, separation, reorganization, liquidation or the like, the number and classes of shares available under the Plan, the terms and number of shares of the Plan Sponsor's Common Stock or other securities available and/or the purchase price of a share of the Plan Sponsor's Common Stock or other securities available under any outstanding option, right restricted stock or performance unit will be adjusted by the Compensation Committee as appropriate to prevent dilution or enlargement.

AMENDMENT

     The board of directors of the Plan Sponsor may amend, suspend or terminate the Plan at any time; provided, that an amendment will be subject to shareholder approval if such approval is required by Rule 16b-3 of the 1934 Act, the Code or the rules of any securities exchange or market system on which securities of the Plan Sponsor or a parent corporation are listed or admitted to trading. The board of directors of the Plan Sponsor may not, without shareholder approval, increase the maximum number of shares of the Plan Sponsor's Common Stock which may be issued in the form of incentive stock options under the Plan or change the designation of the employees or class of employees eligible to receive incentive stock options. The board of directors of the Plan Sponsor may delegate its authority respecting the foregoing to the Compensation Committee, which may exercise the authority of the Board of Directors subject to requisite shareholder approval. No suspension, termination, modification or amendment of the Plans may, without the consent of a holder, adversely affect the rights of such holder with respect to any outstanding award.

BUSINESS COMBINATIONS

     Unless an employee's written agreement provides otherwise, in the event of a "business combination," then with respect to each option, right, restricted share and performance unit outstanding immediately prior to the consummation of such transaction, if provision is not otherwise made in writing in connection with such transaction for the substitution of securities of another corporation and without the necessity of any action by the board of directors, (i) each option shall terminate, but the holder of any outstanding option will be entitled to purchase the number of shares that are then vested and exercisable;
(ii) each right shall terminate, but the holder of any primary right will be entitled to exercise such right to the extent the related deemed option is exercisable and the holder of any additional right will be entitled to receive the full amount of cash he or she would have been entitled to receive if the related option had been exercised to such extent, to the extent that such additional right is then vested; (iii) all restrictions on any shares of restricted stock outstanding immediately prior to the consummation of such transaction shall lapse; and (iv) each performance unit will terminate, but the recipient of any performance unit will be entitled to receive the then vested value under such performance unit. The unexercised portion of any option or right will be deemed canceled and terminated as of the effective date of such transaction. A "business combination" is defined to include a merger or consolidation of the Plan Sponsor in which the Plan Sponsor is not the surviving corporation; a dissolution of the Plan Sponsor; a transfer of all or substantially all of the assets of the Plan Sponsor; any person or group (other than the Corporation, Francis W. Winn, Stephen T. Winn or a trustee or Fiduciary holding securities under an employee benefit plan of the Plan Sponsor) becoming the beneficial owner, directly or indirectly, of securities of the Plan Sponsor representing twenty percent (20%) or more of the combined voting power of the Plan Sponsor's then outstanding securities; or during any period of two (2) consecutive years beginning on or after June 1, 1996, individuals who at the beginning of the period constituted the board of directors of the Plan Sponsor cease for any reason to constitute at least a majority of the board of directors then in office.

FEDERAL INCOME TAX CONSEQUENCES

     Non-Qualified Stock Options. The grant of a non-qualified stock option does not result in taxable income to the holder of such an option or in a deduction by the Plan Sponsor. The tax consequences are determined generally at the time the optionee exercises the non-qualified stock option. Upon the exercise of a non-qualified stock option, the optionee generally recognizes ordinary income in an amount equal to the difference between the Fair Market Value of the Plan Sponsor's Common Stock on the date of exercise and the exercise price of the option. The Plan Sponsor is entitled to a deduction in an amount equal to the amount that was includable in the optionee's gross income.

     Incentive Stock Options. Under current law, the holder of an option will not recognize taxable income on the grant or exercise of an incentive stock option. If the holder of an option is subject to the alternative minimum tax, the exercise of an incentive stock option results in an increase in the holder's alternative minimum taxable income equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. If the shares of the Plan Sponsor's Common Stock acquired through the exercise of an incentive stock option are held by an optionee through the later of (i) two years from the date of the grant of the option or (ii) one year after the transfer of such shares to the optionee pursuant to the exercise, the amount received by the optionee upon the sale or other disposition of such shares in excess of the optionee's tax basis in such shares will be taxable to such optionee as a long-term capital gain in the year of such sale or disposition. An optionee's tax basis in the shares of the Plan Sponsor's Common Stock acquired pursuant to the exercise of an incentive stock option will be equal to the exercise price of such options.

     If the shares of the Plan Sponsor's Common Stock acquired through the exercise of an incentive stock option are disposed of prior to the expiration of the two-year or one-year holding periods, an amount equal to the difference between (i) the lesser of (a) the amount realized on the sale or exchange, and
(b) the Fair Market Value of the shares on the date the option was exercised, and (ii) the exercise price of the option relating to the shares sold or exchanged will be taxable to the optionee as ordinary income in the year of such disposition. In addition, if the amount realized from the sale or exchange is greater than the Fair Market Value of the shares on the date the incentive stock option was exercised, the optionee will also recognize gain in an amount equal to such difference. This gain will be characterized as long-term or short-term capital gain, depending upon the holding period of such shares.

     The grant or exercise of an incentive stock option will not result in any federal income tax consequences to the Plan Sponsor. However, if the Plan Sponsor's Common Stock acquired through the exercise of an incentive stock option is disposed of by the optionee prior to the expiration of the two-year or one-year holding periods described above, the Plan Sponsor will be allowed a deduction equal to the amount of income includable in the optionee's gross income as a result of the disposition.

     Restricted Shares. An employee normally will not realize taxable income and the Plan Sponsor will not be entitled to a deduction upon the grant of restricted shares. When the shares are no longer subject to a substantial risk of forfeiture, the employee will realize taxable ordinary income in an amount equal to the Fair Market Value of such shares at such time, and the Plan Sponsor will be entitled to a deduction in the same amount. An employee may make a special tax election which affects the timing and measurement of income recognized in connection with the grant of restricted shares, and the Plan Sponsor's deduction. Dividends received by an employee on restricted shares during the restricted period are generally taxable to the employee as ordinary income and will be deducted by the Plan Sponsor.

     Performance Units. An employee receiving an award of a performance unit will not realize taxable income until the performance unit is paid, in an amount equal to the amount of cash received or the Fair

Market Value of shares received in payment, and the Plan Sponsor will be entitled to a corresponding deduction at such time.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE CORPORATION VOTE FOR THE ADOPTION OF THE CORPORATION'S PLAN.

                       PROPOSAL THREE -- APPROVAL OF THE
                   RENT ROLL, INC. 1997 STOCK INCENTIVE PLAN

     The Rent Roll Plan provides for the award of incentive stock options, non-qualified stock options, restricted shares, stock appreciation rights (either granted in tandem with options or without accompanying options) and performance units to key executives and key employees of Rent Roll or one or more of its subsidiaries. The material terms of the Rent Roll Plan are summarized above under "Proposal Two -- Approval of the Computer Language Research, Inc. 1997 Stock Incentive Plan."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE CORPORATION VOTE FOR THE ADOPTION OF THE RENT ROLL PLAN.

                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     The Board of Directors meets on a regularly scheduled basis to review significant developments affecting the Corporation and to act on matters requiring Board approval. It also holds special meetings, including telephonic meetings, between scheduled meetings when the need arises. The Board of Directors held six meetings during the 1996 fiscal year. During such period and during their terms of office, each nominee who was a Director during the 1996 fiscal year participated in at least 75% of the aggregate of all Board meetings and all applicable committee meetings.

     The Board of Directors has established standing Audit and Compensation Committees whose functions and the number of meetings held during the 1996 fiscal year are described below. The members of these Committees have been identified above under the heading Background and Business Experience of Nominees. The Board of Directors does not have a Nominating Committee; rather, the Board functions as a committee of the whole to nominate candidates for Board membership.

     Audit Committee. The Audit Committee recommends to the Board of Directors the appointment of independent auditors for the Corporation and monitors the performance of such auditors; reviews and approves the scope of the annual audit; reviews with the independent auditors in February of each year the results of the audit for the prior fiscal year before the earnings report for such fiscal year is released publicly; reviews and evaluates with management quarterly financial statements; reviews with management the scope and adequacy of internal accounting controls; reviews and evaluates the objectivity, effectiveness and resources of the internal audit function; evaluates problem areas having a potential financial impact on the Corporation which may be brought to its attention by management, the independent auditors, or the Board of Directors and reviews certain public financial reporting documents of the Corporation. The members of the Audit Committee confer privately with the independent auditors. The Audit Committee met twice during the 1996 fiscal year.

     Compensation Committee. As described more fully in the Report of the Compensation Committee on Executive Compensation, the Compensation Committee has responsibility to review and approve executive compensation plans and packages. The Compensation Committee met four times during the 1996 fiscal year.

     Compensation of Directors. During 1996, each non-employee director received a $1,000 per month retainer. Audit and Compensation Committee members received $250 per month for serving on each committee. Non-employee directors were also paid $1,000 per day for each day of attendance at Board meetings and were reimbursed for their out-of-pocket expenses in attending meetings. Non-employee directors participate in the Computer Language Research, Inc., Non-Employee Directors' 1994 Stock Option Plan, pursuant to which, options in the indicated amounts were granted to Messrs. Hopper (2,500), Volding (2,500) and Dunaway (2,500) and to Dr. Winn (2,500) during fiscal year 1996.

        BENEFICIAL OWNERSHIP OF COMMON STOCK BY PRINCIPAL SHAREHOLDERS,
                     DIRECTORS AND NAMED EXECUTIVE OFFICERS

     The following table sets forth information as of February 12, 1997, regarding the beneficial ownership of the Corporation's Common Stock by (i) each person known by the Corporation to own more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for director and named executive officer and (iii) all directors and named executive officers of the Corporation as a group. For purposes of the table, including the footnotes thereto, the beneficial ownership of shares of Common Stock is being reported as required under applicable securities laws and interpretations and may not be reflective of state law ownership interests. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them, except as noted.

                                                                NUMBER OF       % OF
            NAME                            ADDRESS               SHARES       CLASS
            ----                            -------             ----------     ------
Francis W. Winn*                 2395 Midway Road                  400,300(1)   2.80%
                                 Carrollton, Texas 75006
Stephen T. Winn*                 2395 Midway Road                4,741,712(2)  33.89%
                                 Carrollton, Texas 75006
David L. Winn*                   190 Buttercup Creek Blvd.       4,634,762(3)  32.46%
                                 Cedar Park, Texas 78613
James R. Dunaway, Jr.*           1501 Merrimac Circle            4,711,362(4)  33.00%
                                 Ft. Worth, Texas 76107
Carol Winn Dunaway               1501 Merrimac Circle            4,711,362(5)  33.00%
                                 Ft. Worth, Texas 76107
Winn Family, Ltd.                c/o Stephen T. Winn, Mgr.       1,438,462(6)  10.08%
  A Texas Limited Partnership    2395 Midway Road
                                 Carrollton, Texas 75006
Jeffrey T. Leeds*                                                  400,430(7)   2.81%
Merle J. Volding*                                                    3,500(8)    **
Max Dean Hopper*                                                     3,500(8)    **
Walter V. Smiley*                                                        0       **
E. Dean Liles                                                            0       **
Lynn J. Finlinson                                                    4,000(8)    **
William T. Lynch                                                     5,250(8)    **
G. Allen Harris                                                     31,000(8)    **
All directors and named executive                               10,666,592(9)  73.70%
  officers as a group (12 persons)

---------------

 *  Director or Nominee

**  Less than 1%

(1) Includes 250,000 shares directly owned by Nancy K. Winn, Mr. Winn's wife, as to all of which shares Mr. Winn disclaims beneficial ownership; 78,300 shares held as tenants-in-common with Mrs. Winn and 37,500 shares held as joint tenants with Mrs. Winn.

(2) Includes 589,180 shares owned by a family limited partnership, of which an entity controlled by Stephen T. Winn is the sole general partner; and 1,438,462 shares held by Winn Family Ltd., a limited partnership of which Mr. Winn is a general partner. Mr. Winn disclaims beneficial ownership of the shares held by such limited partnerships except to the extent of his pecuniary interest therein. Also includes 696,150 shares owned by a family trust of which Mr. Winn is co-trustee. The co-trustees have equally shared power to vote and/or dispose of the trust assets including the Common Stock of the Corporation.

    Mr. Winn disclaims beneficial ownership of the shares held by such trust except to the extent of his pecuniary interest therein. Includes 145,000 shares subject to presently exercisable options held by Mr. Winn.

(3) Includes 342,500 shares owned by a family trust, of which Dr. David L. Winn is the sole trustee; 97,250 shares owned by trusts for Dr. Winn's children, of which he is the sole trustee; and 151,150 shares directly owned by Dr. Winn's wife, as to all of which shares Dr. Winn disclaims beneficial ownership. Includes 1,438,462 shares held by Winn Family Ltd., a limited partnership of which Dr. Winn is a general partner. Dr. Winn disclaims beneficial ownership of the shares held by such limited partnership except to the extent of his pecuniary interest therein. Also includes 696,150 shares held by a family trust of which Dr. Winn is co-trustee. The co-trustees have equally shared power to vote and/or dispose of the trust assets including the Common Stock of the Corporation. Dr. Winn disclaims beneficial ownership of the shares held by such trust except to the extent of his pecuniary interest therein. Includes 3,500 shares subject to presently exercisable options held by Dr. Winn.

(4) Includes 267,500 shares owned by a family trust of which Carol Winn Dunaway, Mr. Dunaway's wife, is the sole trustee; 1,438,462 shares owned by Winn Family, Ltd., a limited partnership of which Mrs. Dunaway is a general partner; and 1,900,000 shares directly owned by Mrs. Dunaway, as to all of which shares Mr. Dunaway disclaims beneficial ownership. Includes 379,100 shares owned by the Turtle Creek Group, Ltd., a limited partnership of which Mr. Dunaway is a general partner. Mr. Dunaway disclaims beneficial ownership of the shares held by such limited partnership except to the extent of his pecuniary interest therein. Includes 696,150 shares held by a family trust of which Mrs. Dunaway is co-trustee. The co-trustees have equally shared power to vote and/or dispose of the trust assets including the Common Stock of the Corporation. Mr. Dunaway disclaims beneficial ownership of the shares held by such trust except to the extent of his pecuniary interest therein. Also includes 3,500 shares subject to presently exercisable options held by Mr. Dunaway.

(5) Includes 267,500 shares owned by a family trust, of which Mrs. Dunaway is the sole trustee; 26,650 shares directly owned by James R. Dunaway, Jr., Mrs. Dunaway's husband; and 3,500 presently exercisable options held by Mr. Dunaway, as to all of which shares and options Mrs. Dunaway disclaims beneficial ownership. Includes 1,438,462 shares owned by Winn Family Ltd., a limited partnership of which Mrs. Dunaway is a general partner and 379,100 shares owned by the Turtle Creek Group, Ltd., a limited partnership of which Mrs. Dunaway is a general partner. Mrs. Dunaway disclaims beneficial ownership of the shares held by such limited partnerships except to the extent of her pecuniary interest therein. Also includes 696,150 shares held by a family trust of which Mrs. Dunaway is co-trustee. The co-trustees have equally shared power to vote and/or dispose of the trust assets including the Common Stock of the Corporation. Mrs. Dunaway disclaims beneficial ownership of the shares held by such trust except to the extent of her pecuniary interest therein.

(6) Winn Family, Ltd., was organized on May 11, 1994. Limited partners are Francis W. Winn and Nancy K. Winn. The general partners are Stephen T. Winn, Manager, Carol Winn Dunaway and Dr. David L. Winn. The general partners have equally shared power to vote and/or dispose of the partnership assets including the Common Stock of the Corporation.

(7) Includes 400,000 shares owned by limited partnerships. Mr. Leeds is a principal and member of an entity that is the ultimate parent entity of these limited partnerships. Mr. Leeds disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(8) Includes 3,500, 3,500, 4,000, 5,250 and 31,000 presently exercisable options held by Messrs. Volding, Hopper, Finlinson, Lynch, and Harris, respectively.

(9) Includes 6,511,292 shares owned by persons and entities other than the directors and named executive officers as described in footnotes (1)-(8) above, and as to which shares such directors and named executive officers disclaim beneficial ownership; and 199,250 shares subject to presently exercisable options held by the directors and named executive officers (including Mr. Stephen T. Winn).

                             EXECUTIVE COMPENSATION

     The federal government mandates that the Corporation's Proxy Statement set forth certain information regarding the compensation of all individuals who served as the Corporation's Chief Executive Officer during the last completed fiscal year and the other four most highly compensated executive officers who were serving as executive officers at the end of the Corporation's last completed fiscal year and one additional individual for whom disclosure would have been provided pursuant to Item 402 of Regulation S-K but for the fact that the individual was not serving as an executive officer of the Corporation at the end of the last completed fiscal year. There are individuals in the employ of the Corporation who are not executive officers but who had higher fiscal 1996 compensation than some of the named executive officers other than the Chief Executive Officer.

                           SUMMARY COMPENSATION TABLE

                                                                         LONG-TERM COMPENSATION
                                                                    ---------------------------------
                                                                            AWARDS            PAYOUTS
                                      ANNUAL COMPENSATION           -----------------------   -------
                               ----------------------------------                SECURITIES
                                                        OTHER       RESTRICTED   UNDERLYING
                                                        ANNUAL        STOCK       OPTIONS/     LTIP        ALL OTHER
       NAME AND                 SALARY     BONUS       COMPEN-       AWARD(S)     SAR'S(4)    PAYOUTS       COMPEN-
  PRINCIPAL POSITION    YEAR    ($)(1)     ($)(2)    SATION($)(3)     ($)(4)        (#)       ($)(4)    SATION($)(3)(7)
  ------------------    ----   --------   --------   ------------   ----------   ----------   -------   ---------------
Stephen T. Winn         1996    324,000          0         0           N/A              0       N/A          11,496
President/CEO           1995    316,488    252,890         0           N/A         25,000       N/A           4,822
                        1994    300,008    300,008         0           N/A              0       N/A           4,091
Francis W. Winn         1996    225,000          0         0           N/A              0       N/A           4,951
Founder and Chairman    1995    225,000          0         0           N/A              0       N/A           4,951
of the Board            1994    225,000          0         0           N/A              0       N/A           2,701
E. Dean Liles(5)        1996     64,998          0         0           N/A              0       N/A         199,578
President               1995    254,988    116,527         0           N/A         25,000       N/A           7,916
Fast-Tax Division       1994    244,992    181,294         0           N/A              0       N/A           7,298
Lynn J. Finlinson(6)    1996    179,500          0         0           N/A         30,000       N/A          86,745
President               1995     94,250    272,620         0           N/A         20,000       N/A           2,610
Rent Roll, Inc.         1994        N/A        N/A       N/A           N/A            N/A       N/A             N/A
William T. Lynch        1996    182,500     38,325         0           N/A              0       N/A          11,623
Group Vice Pres.        1995    166,669    108,190         0           N/A          5,000       N/A          15,641
Accounting Tax Group    1994    155,004     93,653         0           N/A              0       N/A           6,818
G. Allen Harris         1996    196,250          0         0           N/A         25,000       N/A          44,476
Group Vice Pres.        1995    166,832     50,000         0           N/A         10,000       N/A         110,634
Corporate Tax Group     1994    155,004     93,653         0           N/A         40,000       N/A          44,141

---------------

(1) Includes amounts of base salary deferred at the election of the executive pursuant to the Corporation's 401(k) Plan, a defined contribution plan.

(2) Does not include certain additional future payments which may be payable to Messrs. Finlinson, Lynch, and Harris pursuant to the individual performance component of the Corporation's 1989 Annual Incentive Plan. The full 1996 individual performance portion was not calculable through the latest practicable date for inclusion in this Proxy Statement. Pursuant to the instructions to Reg. S-K, Item 402(b)(2)(iii)(B), such non-calculable amounts will be disclosed in the subsequent fiscal year in the appropriate column for the fiscal year in which earned. The maximum additional amount that could be distributed is as follows: Lynn J. Finlinson $28,720, William
    T. Lynch $29,200, and G. Allen Harris $31,400; the minimum amount in all cases could be zero.

(3) Pursuant to the Securities and Exchange Commission's rules, amounts for perquisites and other personal benefits for fiscal years ended after December 15, 1992, which do not exceed the lesser of $50,000 or ten percent of the named executive officer's salary and bonus, are not required to be disclosed.

(4) During fiscal year 1996, the Corporation did not maintain stock appreciation rights, restricted stock or long-term incentive plans.

(5) Mr. Liles was an employee of the Corporation between August 3, 1993 and March 31, 1996.

(6) Mr. Finlinson joined the Corporation on June 17, 1995.

(7) Amounts in this column consist of, where applicable, the following amounts for each of the named executive officers for each fiscal year shown: amounts contributed by the Corporation pursuant to the Corporation's 401(k) Plan (which are vested as shown), group life insurance premiums, Achievers Club participation, special bonuses or President's Awards, payments pursuant to a non-compete agreement, relocation expenses, and termination payments pursuant to an employment agreement:

                                                                               SPECIAL      PAYMENTS FOR
                                               GROUP LIFE     ACHIEVERS        BONUS/      (1) NON-COMPETE
                                401(K) PLAN    INSURANCE         CLUB        PRESIDENT'S   (2) RELOCATION
                        YEAR   CONTRIBUTION     PREMIUMS    PARTICIPATION       AWARD      (3) TERMINATION
                        ----   -------------   ----------   --------------   -----------   ---------------
Stephen T. Winn         1996       4,500           174           6,822               0                 0
                        1995       4,500           145             177               0                 0
                        1994       2,245           174           1,672               0                 0
Francis W. Winn         1996       4,500           451               0               0                 0
                        1995       4,500           451               0               0                 0
                        1994       2,250           451               0               0                 0
E. Dean Liles           1996       4,500            84               0               0       (3) 194,954
                        1995       4,500           288           3,128               0                 0
                        1994       2,250           288           4,760               0                 0
Lynn J. Finlinson       1996         900           136             709          25,000        (1) 60,000
                        1995       2,610             0               0               0       (1) 250,000
                        1994         N/A           N/A             N/A             N/A               N/A
William T. Lynch        1996       4,500           174           6,949               0                 0
                        1995       4,500           174           3,567           7,200                 0
                        1994       1,554           174           4,415               0                 0
G. Allen Harris         1996       1,800           174           6,516               0        (2) 35,986
                        1995         900           174           3,552               0       (2) 102,408
                        1994           0           174           4,436          15,000        (2) 22,977

                    OPTION/SAR(1) GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information concerning options to purchase Common Stock granted in 1996 to the six executive officers named in the Summary Compensation Table.

                                                                                            POTENTIAL
                                                                                       REALIZABLE VALUE AT
                                                                                          ASSUMED ANNUAL
                         NUMBER OF      PERCENTAGE OF                                  RATES OF STOCK PRICE
                        SECURITIES      TOTAL OPTIONS     EXERCISE OR                    APPRECIATION FOR
                        UNDERLYING        GRANTED TO      BASE PRICE                      OPTION TERM(5)
                          OPTIONS        EMPLOYEES IN      ($/SHARE)     EXPIRATION    --------------------
        NAME           GRANTED(#)(2)    FISCAL YEAR(3)        (4)           DATE        5%($)       10%($)
        ----           -------------    --------------    -----------    ----------    --------    --------
Stephen T. Winn                0               N/A             N/A              N/A         N/A         N/A
Francis W. Winn                0               N/A             N/A              N/A         N/A         N/A
E. Dean Liles                  0               N/A             N/A              N/A         N/A         N/A
Lynn J. Finlinson         30,000            18.75%          16.000         12/31/02     163,246     370,349
William T. Lynch               0               N/A             N/A              N/A         N/A         N/A
G. Allen Harris           25,000            15.60%          15.625         12/31/02     132,850     301,391

---------------

(1) During fiscal year 1996, the Corporation did not maintain a stock appreciation rights plan.

(2) During the five-year period following the grant, options are subject to exercise only in cumulative installments of 20% per year, so that they are subject to exercise in full only upon the expiration of five years following the first of the month next following the date of grant. Options may be exercised only while the holder is employed by the Corporation and up to three months thereafter in the case of retirement and up to 12 months thereafter in the case of disability. An option is subject to exercise by an employee's estate for 12 months after the death of the employee. Granted, but unvested, options are not subject to "change in control" protection.

(3) In the 1996 fiscal year ending December 31, 1996, twelve employees received stock options.

(4) The price for shares to be purchased under the granted options is the fair market value of the Corporation's Common Stock on the date of the grant (fair market value being the mean between the "bid" and "ask" at closing on the day of grant). Payment for shares purchased is made upon the exercise of the option and may be paid to the Corporation either in cash or, at the discretion of the Compensation Committee of the Board of Directors, by delivery of shares of the Corporation's Common Stock having a fair market value on the date of exercise equal to the option price, or by a combination of cash and the delivery of such shares.

(5) The amounts set forth reflect the potential realizable value of the options granted at assumed annual rates of stock appreciation of 5% and 10% through December 31, 2002, the expiration date of the options. The use of 5% and 10% is pursuant to Securities and Exchange Commission requirements and is not intended by the Corporation to forecast possible future appreciation.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table sets forth certain information concerning the exercise in fiscal year 1996 of options to purchase Common Stock by the six executive officers named in the Summary Compensation Table and the unexercised options to purchase Common Stock held by such individuals at December 31, 1996.

                                                       NUMBER OF SECURITIES        VALUE OF UNEXERCISED IN-
                                                      UNDERLYING UNEXERCISED         THE-MONEY OPTIONS AT
                                                    OPTIONS AT FISCAL YEAR-END        FISCAL YEAR-END(1)
                             SHARES                             (#)                           ($)
                           ACQUIRED ON    VALUE     ---------------------------   ---------------------------
                            EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          NAME                 (#)         ($)          (#)            (#)            ($)            ($)
          ----             -----------   --------   -----------   -------------   -----------   -------------
Stephen T. Winn..........         0            0      135,000        40,000         916,825        142,500
Francis W. Winn..........         0            0            0             0               0              0
E. Dean Liles............    32,000      302,538            0             0               0              0
Lynn J. Finlinson........         0            0        4,000        46,000           2,500         10,000
William T. Lynch.........     8,000       83,623        1,000        12,500             625         57,750
G. Allen Harris..........         0            0       18,000        57,000          39,250         62,000

---------------

(1) Calculated by multiplying the number of shares by the difference between the fair market value of the Common Stock underlying the options at December 31, 1996 ($10.875 per share) and the relevant exercise price(s) of the options.

Note: In addition to the tables set forth above, the federal rules under which the Corporation's Proxy Statement was prepared provide for a Long-Term Incentive Plan Awards Table and a Pension Plan Table. These tables do not appear in this Proxy Statement because the Corporation did not during fiscal 1996 maintain any long-term incentive plan nor any defined benefit or actuarial pension plan.

                              EMPLOYMENT CONTRACTS

     On August 3, 1993, the Corporation and Mr. E. Dean Liles entered into an arrangement whereby Mr. Liles became President of the Corporation's Fast-Tax Division, reporting directly to the Corporation's President, and, on March 31, 1996, such arrangement terminated. In consideration of his employment by the Corporation and payments by the Corporation of severance (equal to twelve months of his base salary as of February 1, 1996, less any required withholdings), Mr. Liles has agreed that he will not compete with the Corporation for a period of 18 months after termination of his employment.

     On June 17, 1995, the Corporation and Mr. Lynn J. Finlinson entered into a written arrangement whereby Mr. Finlinson became a Vice President of the Corporation and President of its wholly owned Rent Roll, Inc. subsidiary. In addition to his salary, Mr. Finlinson was paid a signing bonus of $250,000 pursuant to the arrangement. The arrangement entitles Mr. Finlinson to participate in the 1989 Annual Incentive Plan, pursuant to which he would be eligible to achieve a maximum bonus of 60% of his base salary. Mr. Finlinson was also granted the option, pursuant to the 1982 Stock Option Plan, as amended, to purchase 20,000 shares of the Corporation's stock at 100% of the fair market value of the stock on the date of the grant. Finally, the arrangement makes Mr. Finlinson eligible to receive a bonus based upon the performance of the Corporation's real estate software business during the term of the arrangement. Pursuant to the arrangement, Mr. Finlinson would not be entitled to any payment in the event of his termination for cause, as that term is defined in the arrangement. In the event of termination for any reason other than for cause, the Corporation's sole obligation is to pay Mr. Finlinson an amount equal to three months salary, less required withholdings. Mr. Finlinson has agreed that he will not compete with the Corporation for a period of 24 months following the month in which he is discharged by the Corporation, or for a period of 36 months following the month in which he voluntarily resigns his employment with the Corporation. While the agreement provided that the Corporation would pay Mr. Finlinson a total of $300,000, payable in five consecutive annual installments, accruing interest on the unpaid balance at 6% per annum, and while the first and second payments were made to Mr. Finlinson during calendar years 1995 and 1996, the Corporation and Mr. Finlinson agreed by letter dated February 7, 1997, that the Corporation would prepay the remaining balance of the consideration for Mr. Finlinson's agreement not to compete, an amount equal to $127,909.84, representing the then current balance of the obligation discounted at 2% less any required withholding, plus accrued interest of $6,568.77 on the unpaid balance of $180,000 from July 1, 1996 through February 7, 1997. This arrangement was deemed to be in the best interests of the Corporation by its Chief Financial Officer.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     This Report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Computer Language Research, Inc. specifically incorporates this information by reference, and it shall not otherwise be deemed filed under such Acts nor be deemed to be solicitation material.

STATEMENT OF POLICY RELATING TO COMPENSATION OF SENIOR EXECUTIVES

     As administered by the Compensation Committee of the Board of Directors, the compensation of the Corporation's senior executives, including the named executive officers whose compensation is detailed in this Proxy Statement, is a function of several considerations.

     A substantial portion of the total annual compensation of each senior executive must be contingent upon the performance of the Corporation (or a sub-part) against certain standards as well as upon the individual contribution of each officer.

     Thus, the Compensation Committee makes reference to such factors as the following: total return to shareholders (including dividend payments and stock price appreciation); performance of the Corporation in the marketplace vis-a-vis its competitors; financial performance of the Corporation (including net profits and earnings per share); the quality and timeliness of the Corporation's products and services; maintenance of a reasonably skilled workforce which is not in excess of that needed to produce the Corporation's products in a timely fashion; maintenance of technological parity with the Corporation's competitors; and certain confidential and/or subjective factors. The Committee does not assign any particular weight to any single factor. The Committee believes identifying the confidential factors would adversely affect the Corporation.

     Also considered by the Committee in its administration of the Corporation's executive compensation are prevailing executive compensation levels among public software and other technology corporations.

ADMINISTRATION

     The Compensation Committee directly determines the compensation of the President and Chief Executive Officer and all senior management personnel reporting directly to the President, including the named executive officers whose compensation is detailed in this Proxy Statement. The Compensation

Committee also sets overall compensation (including bonus and stock option compensation) policies for the Corporation and its wholly owned subsidiaries.

     It is the intention of the Compensation Committee to assess, on an annual basis, the effectiveness of the Corporation's compensation program for senior executives according to the factors set forth in the Statement of Policy. The most recent such assessment occurred when a consultant from a national compensation consulting firm presented a written Executive Compensation Analysis to the Committee at its February 27, 1997, regular meeting. This analysis included a review of base salary, actual total cash compensation (base salary plus average actual bonuses over the last three years), target total cash compensation (base salary plus target annual incentive), actual total direct compensation (actual base salary plus average actual bonuses over the last three fiscal years plus average stock option grants over the last five years), and target total direct compensation (actual base salary plus target bonuses plus average option grants over the last five years). The analysis utilized executive compensation survey data from over forty technology companies located throughout the United States; regression analysis was used in the analysis to predict base salary levels at various revenue levels. The analysis showed that the Corporation's compensation of those of its executive officers who report directly to the President was, overall, 3% above the 50th percentile and 16% below the 75th percentile. The consultant also performed a proxy statement analysis for the top five positions in a select group of public software corporations which are similar in gross revenues to the Corporation. The proxy statement analysis showed the Corporation's compensation of those of its executive officers who report directly to the President to be approximately 14% above market at the 50th percentile and 1% below market at the 75th percentile.

COMPONENTS OF SENIOR EXECUTIVE COMPENSATION

     The Corporation has purposely limited the number of components in the compensation program for senior executives to base salary, performance bonus, stock options and an executive group life insurance program. In addition to these components, there are several standard benefit plans available to all employees of the Corporation. In addition, the named executive officers are eligible for participation in the Corporation's Achievers Club incentive program which is not available to all employees of the Corporation.

BASE SALARY

     In order to attract and retain competent and experienced senior executives, the Compensation Committee seeks to maintain base salaries which are competitive with comparable software and technology companies, taking into account the responsibilities being undertaken by and the experience of an executive, in addition to various confidential and/or subjective considerations. The Committee does not attempt to mechanically set salaries so as to correspond to the high, median or low end of survey data or to any particular percentile. As noted above, the most recent review of the appropriateness of base salary levels for senior executives was made by the Compensation Committee in February, 1997, in consultation with an outside adviser from a national compensation consulting firm. The Committee was satisfied that the Corporation was neither overpaying nor underpaying its senior executives.

     In determining base salary for senior executives, the Compensation Committee also takes into consideration the fact that the executives may be eligible to participate in the Corporation's benefit plans, which include a group health plan, group life insurance plan, long-term disability insurance plan, a Section 401(k) plan and a stock option plan. In addition, the Committee takes into consideration the fact that the Corporation does not maintain a pension plan, a restricted stock plan, a supplemental retirement benefit plan, a retirees' health plan, or a short-term disability insurance plan.

     With respect to the base salary granted to the President and Chief Executive Officer at its April 30, 1996, regular meeting, the Compensation Committee took into account, in addition to various subjective considerations, a comparison of base salaries of chief executive officers of other comparable software companies, the overall success of the Corporation during 1995 in meeting the factors set forth above in the Statement of Policy, the longevity of the President's service to the Corporation and his professional lifetime of experience in the tax compliance business, as well as the assessment by the Compensation Committee of the President's individual performance.

     When it adopted a resolution relating to an increase, effective July 1, 1996, in the base salary of the President and Chief Executive Officer from $318,000 to $330,000, at its April 30, 1996, regular meeting, the Committee took into consideration, in no particular order and with no particular weight, that: the Corporation's earnings grew 3% from $11,300,000 in fiscal 1994 to $11,600,000 in fiscal 1995; the Corporation's earnings per share increased 3% from $0.79 per share in fiscal 1994 to $0.81 per share in fiscal 1995; the Corporation was able to maintain its quarterly dividend at $0.10 per share during fiscal 1995; and the Corporation's Common Stock closed at $16.50 on April 23, 1996, as compared to $7.38 on April 24, 1995, a 124% increase. In addition, with regard to the salary adjustment for the President, the Committee evaluated the overall success of the Corporation during fiscal 1995 in meeting the factors set forth above in the Statement of Policy.

     The Compensation Committee evaluates recommendations for annual salary adjustments to the base salaries of those executives reporting directly to the President. The Chairman of the Board does not receive an annual adjustment. The Committee, at its April 30, 1996, regular meeting, approved merit increases, effective July 1, 1996, for those named executive officers (other than the President, the Chairman of the Board and the President -- Fast-Tax Division) whose compensation is detailed in this Proxy Statement averaging 3.89% of their then-current base salaries. When it adopted resolutions relating to these merit increases for the named executive officers, in addition to various confidential and/or subjective factors, the Committee took into consideration, in no particular order and with no particular weight, the same factors as set forth in the immediately preceding paragraph. The Committee did not establish the relative importance of each factor. With regard to the executives whose compensation is detailed in this Proxy Statement, the Committee also considered such factors as overall success of each executive's group in meeting its annual objectives; managing to or bettering annual operating and capital budgets; undertaking new responsibilities; maintaining proper financial, budgetary, legal and procedural controls; reducing headcount and other overhead; and the executive's contribution to the overall governance and management of the Corporation. In reviewing the individual performance of the senior executives whose compensation is detailed in this Proxy Statement (other than the President), the Compensation Committee takes into account the views of the President.

BONUS

     The Corporation's 1989 Annual Incentive Plan (the "AIP"), which provides an opportunity for participating employees, including the named executive officers whose compensation is detailed in this Proxy Statement, to earn cash bonuses, was devised with the assistance of a leading compensation consulting firm. For fiscal 1996, awards under the AIP to the senior executives whose compensation is detailed in this Proxy Statement were based on one or more schedules setting forth certain levels of "Pretax Profit" or "Profit Contribution". The schedules are established each year by the Compensation Committee, through the exercise of subjective business judgment, taking into account the Corporation's business plan for the forthcoming year. Except for the President, there is a component of the AIP for individual performance.

     The Chairman of the Board does not receive awards under the AIP.

     For fiscal 1996, the award to the President under the AIP was based solely on corporate performance against a schedule of "Pre-Tax Profit" for the entire Corporation. For fiscal 1996, the award to the President under the AIP was 0% of his base salary as compared to a possible range of 0% to 100% of base salary.

     For fiscal 1996, the AIP award to the President -- Rent Roll, Inc. was governed by the following: 80% of bonus was based on the performance of the real estate management software group and 20% of bonus was based on individual performance. As of the last practicable date for the inclusion of data in this Proxy Statement, the 1996 award to the President -- Rent Roll, Inc. under the AIP was 0% of his base salary as compared to a possible range of 0% to 60% of base salary. The President -- Rent Roll, Inc., also received a special cash bonus of $25,000 on April 30, 1996 to reflect his outstanding performance in attracting a fine senior management team.

     For fiscal 1996, the AIP award to the Group Vice President -- Accounting Tax Group was governed by the following: 30% of bonus was based on overall financial performance of the Fast-Tax Business Unit, 50% was based on the financial performance of the Accounting Tax Group and 20% of bonus was based on individual performance. As of the last practicable date for the inclusion of data in this Proxy Statement, the 1996 award to the Group Vice
President -- Accounting Tax Group under the AIP was 21% of his base salary as compared to a possible range of 0% to 80% of base salary.

     For fiscal 1996, the AIP award to the Group Vice President -- Corporate Tax Group was governed by the following: 30% of bonus was based on overall financial performance of the Fast-Tax Business Unit, 50% was based on the financial performance of the Corporate Tax Group and 20% of bonus was based on individual performance. As of the last practicable date for the inclusion of data in this Proxy Statement, the 1996 award to the Group Vice President -- Corporate Tax Group under the AIP was 0% of his base salary as compared to a possible range of 0% to 80% of base salary.

     The President -- Fast-Tax Division did not receive an AIP award for 1996.

     The President -- Rent Roll, Inc., the Group Vice President -- Accounting Tax Group and the Group Vice President -- Corporate Tax Group are eligible for additional AIP awards attributable to the individual performance component of their 1996 AIP bonus structure, the actual awards of which will be based on events occurring in 1997 subsequent to the date of this Proxy Statement. These additional awards can range from 0% to 16% of base salary for each of these individuals. The maximum dollar amount of the additional AIP award for each of these individuals is set forth in footnote 2 to the "Summary Compensation Table" in this Proxy Statement.

     While the Compensation Committee continues to believe that an annual performance bonus plan is an important incentive to management to operate the business of the Corporation in a manner which will lead to the accomplishment of the factors noted in the Statement of Policy set forth at the beginning of this report, the Committee has decided to review, during fiscal 1997, the existing AIP toward the possible end of making significant revisions thereto.

STOCK OPTIONS

     In fiscal year 1996, the Compensation Committee made limited use of the 1982 Stock Option Plan as an incentive to senior management. At its February 22, 1996, and April 30, 1996, regular meetings, the Compensation Committee granted to the named executive officers the options shown in the "Options/SAR Grants in Last Fiscal Year" table in this Proxy Statement. When it adopted resolutions relating to grants of stock options for those named executive officers, in addition to various subjective factors and the performance factors as noted above in the section of this report dealing with base salary, the Committee took into consideration the facts that G. Allen Harris had previously received grants for a total for 50,000 stock options and that Lynn Finlinson had previously received grants for a total of 20,000 stock options. The Committee did not establish the relative importance of each factor.

     At its April 30, 1996, regular meeting, the Compensation Committee received a report from the Secretary of the Corporation recommending that the Corporation cease granting options pursuant to the 1982 Stock Option Plan and that such Plan, which had been in effect for 15 years without significant amendment, be replaced with a more up-to-date plan. The Committee accepted this recommendation and the President of the Corporation proceeded to draft a new plan which, after extensive discussion, has been accepted by the Committee. The proposed plan is being submitted to a vote of the Corporation's shareholders at the Annual Meeting of the Corporation's shareholders on May 1, 1997. The proposed plan is described in detail in the portion of this Proxy Statement dealing with Proposal Two. The full text of the proposed plan is attached to this Proxy Statement as Exhibit A.

     The Committee believes that the purpose of stock options for senior executives is to align their interests with those of the shareholders of the Corporation and to create shareholder value. The proposed plan and the accompanying option agreements, which the Committee has approved for awards of options during 1997, are designed to ensure that a high level of shareholder gain precedes any potential gain to optionees, including the named executive officers whose compensation is detailed in this Proxy Statement. For example, while the Compensation Committee has decided that, while the option exercise price is to be one half of fair market value on the date of grant, for there to be any vesting sooner than nine years after the date of grant, the

Corporation's stock must reach, and maintain for a period of 120 calendar days, a target price exceeded for only a few days during the past decade. For there to be full vesting prior to nine years, the Corporation's stock would need to reach, and maintain for a period of 120 calendar days, a target price in excess of 240% of that existing on the date of this Report. The Compensation Committee has also decided that, even if these rigorous vesting-before-nine-years thresholds are met, the option agreements will contain a one-year-from-date-of-grant prohibition against exercise and a provision requiring that one half of the shares purchased be restricted shares. The Corporation may elect to repurchase the restricted shares for a purchase price equal to the exercise price, if the optionee's employment terminates for any reason during a one year period after the date of original exercise. Such election must be made during a period of sixty days from the date of the optionee's termination. Another example of the Compensation Committee's determination to ensure that stockholder gain be a prerequisite to optionee gain is a provision in the Plan terminating all unvested options immediately prior to a change in control transaction unless the Compensation Committee shall deem it to be in the best interests of the shareholders to provide otherwise and the use of "non-qualified" (within the meaning of Section 422 of the Code) options which are most tax efficient for the Corporation.

     While the President of the Corporation is a major shareholder of the Corporation (see the table relating to Beneficial Ownership of Common Stock by Principal Shareholders, Directors and Named Executive Officers appearing above in this Proxy Statement), regardless of any grants to him under a stock option plan, the Committee believes that option grants for additional shares will serve as a performance incentive to the President.

COMPENSATION COMMITTEE OF COMPUTER LANGUAGE RESEARCH, INC.

February 27, 1997

Merle J. Volding, Chairman
James R. Dunaway, Jr.
Max D. Hopper
Jeffrey T. Leeds

                         STOCK PRICE PERFORMANCE GRAPH

     The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Computer Language Research, Inc. specifically incorporates this information by reference, and it shall not otherwise be deemed filed under such Acts nor be deemed to be solicitation material.

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation's Common Stock against the cumulative total return of the Nasdaq Broad Market Index and the Nasdaq Computer and Data Processing Companies Index (Standard Industrial Code 737 (SIC 7370-7379)) for six December 31 data points, commencing December 31, 1991 and ending December 31, 1996 (a five-year period from December 31, 1991 to December 31, 1996). The historical stock price performances shown on the graph below are not necessarily indicative of future price performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
             OF THE CORPORATION; NASDAQ -- US; NASDAQ SIC 7370-7379

ASSUMES THAT THE VALUE OF THE INVESTMENT IN CLR COMMON STOCK AND EACH INDEX WAS
                           $100 ON DECEMBER 31, 1991.



                                    [GRAPH]



         MEASUREMENT PERIOD                                 NASDAQ SIC
        (FISCAL YEAR COVERED)                CLR            7370-7379         NASDAQ-US
12/31/91                                            100               100               100
12/31/92                                          123.8             107.6             116.4
12/31/93                                          268.2             113.9             133.6
12/31/94                                          399.9             138.2             130.6
12/31/95                                          496.2             210.5             184.7
12/31/96                                          393.6             260.0             227.2

                              INDEPENDENT AUDITORS

     Representatives of Ernst & Young LLP, the Corporation's independent auditors for fiscal year 1996, are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and the disclosure requirements of Item 405 of Regulation S-K require the Corporation's officers and directors, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and Nasdaq. Officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission regulation to furnish the Corporation with copies of all
Section 16(a) forms they file. Based solely on the review of the copies of such forms furnished to the Corporation, or written representations that no Forms 5 were required, the Corporation believes that during 1996 all Section 16(a) filing requirements applicable to its greater than 10% beneficial owners, directors and officers were complied with.

                             SHAREHOLDER PROPOSALS

     Shareholders may submit proposals on matters appropriate for shareholder action at subsequent annual meetings of the Corporation consistent with Rule 14a-8 promulgated pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. For shareholder proposals to be considered for inclusion in the Proxy Statement and proxy relating to the 1998 Annual Meeting of Shareholders, such proposals must be received by the Corporation in writing not later than December 1, 1997. Such proposals should be sent by certified mail, return receipt requested, to Computer Language Research, Inc., 2395 Midway Road, Carrollton, Texas 75006, Attention: Secretary. Such proposals must comply in all respects with applicable rules and regulations of the Securities and Exchange Commission relating to inclusion of shareholder proposals. Each shareholder proposal submitted to the Corporation must be received in a timely fashion and should indicate the full and correct registered name and address of the shareholder making the proposal and the number of shares of Common Stock owned by the proponent. If beneficial ownership is claimed, documentary proof thereof should be submitted with the proposal. In addition, a proponent must notify the Corporation in writing of his or her intention to appear personally or by proxy at the meeting to present the proposal for action.

                            SOLICITATION OF PROXIES

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Corporation. All costs incurred in the solicitation of proxies will be borne by the Corporation. In addition to solicitation by mail, officers and employees of the Corporation may solicit proxies by telephone, telegraph, or personally, without additional compensation. The Corporation also may make arrangements with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Corporation will reimburse such brokerage houses and other custodians, nominees, and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

                                 ANNUAL REPORT

     The Annual Report to Shareholders of the Corporation for fiscal 1996 and the Form 10-K for fiscal 1996, including financial statements for the fiscal year ended December 31, 1996, accompany this Proxy Statement. Neither the Annual Report nor the Form 10-K is to be deemed part of this Proxy Statement.

                                 OTHER BUSINESS

     The Board of Directors knows of no matters other than those described herein that will be presented for consideration at the Meeting. However, should any other matters properly come before the Meeting or any adjournment thereof, it is the intention of the persons named as proxies in the accompanying proxy to vote in accordance with their best judgment.

                                            By Order of the Board of Directors

                                            DOUGLAS H. GROSS
                                            Secretary

Carrollton, Texas
April 1, 1997

                                                                       EXHIBIT A

                        COMPUTER LANGUAGE RESEARCH, INC.
                           1997 STOCK INCENTIVE PLAN

1. PURPOSE.

     The COMPUTER LANGUAGE RESEARCH, INC. 1997 STOCK INCENTIVE PLAN (the "1997 Plan") has been established by COMPUTER LANGUAGE RESEARCH, INC. (the "Corporation") to:

          (a) Attract and retain key executives and other key employees;

          (b) Motivate participating employees, by means of appropriate incentives, to achieve long-range goals;

          (c) Provide incentive compensation opportunities that are competitive with those of other public corporations; and

          (d) Further identify the interests of eligible employees with those of the Corporation's other stockholders through compensation alternatives based on the Corporation's Common Stock;

and thereby promote the long-term financial interest of the Corporation, including the growth in value of the Corporation's equity and enhancement of long-term stockholder return.

2. TYPES OF AWARDS PURSUANT TO THE 1997 PLAN.

     Awards under the 1997 Plan may be granted in the form of (i) Incentive Stock Options, (ii) non-qualified stock options (unless otherwise indicated, references in the 1997 Plan to "options" include Incentive Stock Options and nonqualified options), (iii) shares of the Common Stock, $.01 par value per share, of the Corporation that are restricted as provided in paragraph 15 hereof, (iv) stock appreciation rights, either granted in tandem with options or without accompanying options, or (v) Performance Units valued based upon the long-term performance of the Corporation as determined pursuant to paragraph 16 hereof.

3. NUMBER OF SHARES SUBJECT TO THE 1997 PLAN.

     The maximum aggregate number of shares of Common Stock with respect to which options and restricted shares are granted, and rights granted without accompanying options, which may be awarded from time to time under the 1997 Plan shall be 1,000,000 (subject to adjustment as described in paragraph 20 hereof). If for any reason (other than surrender of options or Deemed Options (as herein defined) upon exercise of rights as provided in paragraph 13 hereof) any shares as to which an option has been granted cease to be subject to purchase thereunder, or any restricted shares are forfeited to the Corporation, or any right issued without accompanying options terminates or expires without being exercised, then the shares in respect of which such option or right was granted, or such restricted shares, shall become available for subsequent awards under the 1997 Plan to the extent permitted by the Code and other applicable law.

     The maximum number of shares of Common Stock with respect to which Incentive Stock Options, non-qualified options, and restricted shares may be granted in any one year to any single employee shall not exceed 500,000.

4. COMMON STOCK SUBJECT TO PLAN.

     Shares of Common Stock with respect to which awards are granted may be, in whole or in part, (i) authorized and unissued shares, (ii) authorized and issued shares held in the treasury of the Corporation, or (iii) issued shares reacquired by the Corporation, as the Board of Directors of the Corporation shall from time to time determine.

5. EFFECTIVE DATE.

     The 1997 Plan shall become effective upon the affirmative vote of the holders of a majority of the shares of voting stock of all classes of the Corporation present, or represented, and entitled to vote at a meeting of Stockholders of the Corporation at which a majority of the outstanding shares of the Corporation's voting stock is voted on the proposal to approve the 1997 Plan, and shall continue, subject to the provisions of paragraph 14 of the 1997 Plan with respect to Incentive Stock Options, until terminated by resolution of the Board of Directors pursuant to the terms hereof.

     Any agreement relating to any award granted under the 1997 Plan prior to approval of the Plan by the stockholders as aforesaid shall expressly provide that such award will not be exercisable or payable prior to such approval and that such award will become null and void unless the 1997 Plan is approved by the stockholders as aforesaid no later than June 1, 1997.

     In addition, for purposes of authorizing awards of Incentive Stock Options hereunder, as required by Section 422 of the Code, the holders of a majority of the shares of voting stock of all classes of the Corporation present, or represented, and entitled to vote at a meeting of stockholders of the Corporation, shall approve the 1997 Plan within twelve (12) months before or after the date of adoption of the 1997 Plan by the Board of Directors.

6. DEFINITIONS.

     As used herein, the following terms shall have the following meanings:

     "Acts harmful to the interest of the Corporation" means (i) accepting employment with or serving in any other capacity for any business entity that is in competition with the Corporation or any Subsidiary, or (ii) soliciting, recruiting, or employing any employee of the Corporation or any Subsidiary for the benefit of another business entity.

     "Affiliate" has the same meaning as in Rule 12b-2 promulgated under the 1934 Act.

     "Beneficiary" means the person or persons (natural or otherwise) designated by an Employee, pursuant to a written instrument executed by an Employee and filed with the Corporation, to receive any benefits payable hereunder in the event of the Employee's death.

     "Cause" means (i) the unauthorized disclosure of any trade secret or confidential information of the Corporation or any Subsidiary, (ii) the commission of an act of embezzlement or fraud, or (iii) conviction of a felony which, in the discretion of the Board of Directors, causes substantial injury and discredit to the Corporation or any Subsidiary.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the Compensation Committee or any successor thereto of the Board of Directors of the Corporation.

     "Common Stock" means the Corporation's common stock, $.01 par value per share.

     "Deemed Option" means, with respect to the grant of a primary right, an option with no value, and with respect to which no shares of Common Stock are delivered upon exercise, but which serves solely to establish the terms and conditions of the corresponding primary right.

     "Disability" has the meaning set forth in Code Section 22(e)(3) or any successor provision thereto.

     "Employees" means persons who are regular full-time employees (meaning an employee who works thirty (30) hours or more per week) of the Corporation or one or more of its Subsidiaries, and either are officers of, or in the opinion of the Committee, hold key positions in or for, the Corporation or any Subsidiary.

     "Fair Market Value Per Share" of Common Stock as of any date means the closing price of such Common Stock on such date (or if there are no sales on such date, on the next preceding date on which there were sales), as reported on the National Market System of the National Association of Securities Dealers,

Inc. Automated Quotation System, or the fair value of such Common Stock as determined in good faith by the Board of Directors by applying generally recognized principles of valuing securities.

     "Incentive Period" with respect to a Performance Unit shall be a period beginning on the date such Performance Unit is granted and lasting for such period, not shorter than two (2) years nor longer than ten (10) years, as the Committee shall designate.

     "Incentive Stock Options" means options granted in the form of incentive stock options as provided in Section 422 of the Code.

     "1934 Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

     "Performance Units" means units valued based upon the long-term performance of the Corporation as determined pursuant to paragraph 16 hereof.

     "Permitted Transferee" means a member of a holder's immediate family, trusts for the benefit of such immediate family members, and partnerships in which such immediate family members are the only partners, provided that no consideration is provided for the transfer.

     "Restricted Period" means the period of time established by the Committee during which restricted shares are subject to the restrictions set forth in paragraph 15(e).

     "Retirement Age" means age sixty (60).

     "Subsidiary" means any corporation (other than the Corporation) during any period of which fifty per cent (50%) or more of the total combined voting power of all classes of stock is owned, directly or indirectly, by the Corporation.

     "Valuation Date" means the last day of the Incentive Period for a Performance Unit.

     "Voluntary Termination" means a termination of employment initiated voluntarily by the Employee, as determined in the sole discretion of the Committee.

7. ADMINISTRATION.

     (a) The 1997 Plan shall be administered, construed and interpreted on behalf of the Board of Directors of the Corporation by the Compensation Committee of the Board of Directors.

     (b) With respect to persons subject to Section 16 of the 1934 Act, transactions under the 1997 Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the 1997 Plan or action by the Board of Directors or the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law.

     (c) The Committee shall have plenary authority in its sole discretion and subject to the express provisions of the 1997 Plan: (i) to grant options; (ii) to determine the purchase price of the Common Stock covered by each option, the term of each option and to change the same, the class or classes of shares of Common Stock to be covered by each option, the Employees to whom, the time or times at which, options shall be granted, and the number of shares to be covered by each option; (iii) to designate options as Incentive Stock Options or non-qualified options and to determine which options shall be accompanied by rights; (iv) to grant rights without accompanying options; (v) to determine the Employees to whom and the time or times at which such rights shall be granted and the exercise price, term, and number of shares of Common Stock covered by any Deemed Option corresponding thereto; (vi) to grant restricted shares and Performance Units and to determine the term of the restricted period and other conditions applicable to such restricted shares or Performance Units, the Employees to whom and the time or times at which restricted shares or Performance Units shall be granted and the number of restricted shares or Performance Units to be covered by each grant; (vii) to interpret the 1997 Plan;
(viii) to prescribe, amend and rescind rules and regulations relating to the 1997 Plan; (ix) to determine the terms and provisions of the option agreements, and the right, restricted share and Performance Unit agreements entered into in connection with awards under the 1997 Plan; (x) to prepare and distribute in such manner as the Committee determines to be appropriate information concerning the

1997 Plan; and (xi) to make all other determinations deemed necessary or advisable for the administration of the 1997 Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the 1997 Plan; provided, however, that the Committee shall not delegate its authority to construe and interpret the 1997 Plan, to determine which Employees may participate in the 1997 Plan, or its authority to make grants of options, restricted shares, Performance Units and rights.

     (d) The Committee may adopt such rules as it deems necessary, desirable or appropriate. The Committee may act at a meeting or in writing without a meeting. The Committee shall elect one of its members as chairman, appoint a secretary (who may or may not be a Committee member, as the case may be) and advise the Board of Directors of such actions. The secretary shall keep a record of all minutes, file such in the minute book of the Committee, and forward all necessary communications to the Corporation. A majority of the Committee shall constitute a quorum. All decisions of the Committee shall be made by a vote of not less than a majority of the Committee members present at a meeting of the Committee at which a quorum is present or by a written consent signed by all of the members of the Committee.

     (e) All usual and reasonable expenses of the Committee shall be paid by the Corporation, and no member shall receive compensation with respect to his services for the Committee except as may be authorized by the Board of Directors.

     (f) The Board of Directors and the Committee may employ attorneys, consultants, accountants or other persons, and the Board of Directors, the Committee, the Corporation and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.

     (g) All actions taken and all interpretations and determinations made by the Board of Directors or the Committee in good faith shall be final and binding upon all Employees who have received awards, the Corporation and all other interested persons.

     (h) No member of the Board of Directors or the Committee, and no agent to whom the Committee has delegated duties, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the 1997 Plan or awards made thereunder, and the Corporation shall indemnify and hold harmless each member of the Board of Directors or the Committee and each such agent against all loss, cost, expenses or damages, occasioned by any act or omission to act in connection with any such action, determination or interpretation under or of the 1997 Plan, consistent with the Corporation's certificate of incorporation and bylaws.

8. ELIGIBILITY; FACTORS TO BE CONSIDERED IN GRANTING AWARDS.

     Awards shall be granted only to Employees. In determining the Employees to whom awards shall be granted, the number of shares and class or classes of Common Stock with respect to which each award shall be granted, the number of Performance Units granted by each award, and the terms and conditions of each award, the Committee shall take into account the nature of the Employee's duties, his or her present and potential contributions to the growth and success of the Corporation, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the 1997 Plan.

9. OPTION PRICE.

     The per share exercise price of each option for shares of Common Stock shall be determined by the Committee, subject to the requirements for Incentive Stock Options set forth in paragraph 14 hereof. The exercise price so determined shall also be applicable in connection with the exercise of any related right.

10. DATE OF GRANT OF OPTIONS.

     The Committee shall determine the date on which an option is granted, provided that such date is consistent with the Code and any applicable rules or regulations thereunder; in the absence of such determination, the date on which the Committee adopts a resolution granting an option shall be considered the date on which such option is granted.

11. TERM OF OPTIONS.

     The term of each option granted under the 1997 Plan shall be as the Committee shall determine, but in no event shall any option have a term of more than ten (10) years from the date of grant, subject to earlier termination as provided in paragraphs 17 and 19 hereof. If the holder of an Incentive Stock Option owns Common Stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Corporation or any Subsidiary, the term of such Incentive Stock Option shall not exceed five (5) years from the date of grant.

12. EXERCISE OF OPTIONS.

     (a) Each option shall become exercisable in such cumulative installments and upon such events as the Committee may determine in its sole discretion.

     (b) Subject to the provisions of this 1997 Plan and unless otherwise provided in the option agreement, the unvested portion of any option or right granted under the 1997 Plan shall be forfeited on the date the Employee ceases to be an Employee of the Corporation or one of its Subsidiaries.

     (c) Subject to the provisions of this 1997 Plan and unless otherwise provided in the option agreement, an option granted under the 1997 Plan shall become one hundred percent (100%) vested at the earliest of the Employee's retirement from active employment at or after Retirement Age or the Employee's death or Disability.

     (d) The Committee may also, in its sole discretion, accelerate the exercisability of any option or installment thereof at any time.

     (e) An option may be exercised at any time or from time to time (subject, in the case of an Incentive Stock Option, to such restrictions as may be imposed by the Code), as to any or all full shares of Common Stock as to which the option has become exercisable; provided, however, that an option shall not be exercised at any time as to less than one hundred (100) shares (or less than the number of shares of Common Stock as to which the option is then exercisable, if that number is less than one hundred (100) shares).

     (f) At the time of exercise of any option, the per share exercise price of such option shall be paid in full for each share of Common Stock with respect to which such option is exercised. The holder of an option may, upon exercise of such option, pay for both the option price of the shares and any federal, state, local, foreign, FICA and FUTA taxes attributable to such exercise: (i) in cash or by means of a bank draft or national brokerage check; (ii) through the delivery of shares of Common Stock with a current aggregate fair market value equal to the option price and applicable taxes; (iii) through the surrender to the Corporation of such portion of vested options as shall have an aggregate fair market value equal to the option price and applicable taxes (such surrender shall be treated as an exercise of the option followed by an immediate sale of the shares, subject to ordinary income tax); or (iv) through any combination of
(i), (ii) and (iii) above.

     Prior to the date an option holder is required to pay the Corporation any amount with respect to tax obligations in connection with the exercise of any option, the option holder may make an irrevocable election to have the Corporation withhold from those shares that would otherwise be received upon the exercise of any option, a number of shares having a fair market value equal to the amount necessary to satisfy the Corporation's federal, state, local and foreign tax withholding obligations and FICA and FUTA obligations with respect to the exercise of such option by the option holder.

     If the Corporation shall have a class of its Common Stock registered pursuant to Section 12 of the 1934 Act, an option holder may also make payment at the time of exercise of an option (other than an Incentive Stock Option) for such class of Common Stock by delivering to the Corporation a properly executed exercise notice together with irrevocable instructions to a broker approved in advance by the Corporation that upon such broker's sale of shares with respect to which such option is exercised, it is to deliver promptly to the

Corporation the amount of sale proceeds necessary to satisfy the option exercise price and any required withholding taxes (subject to the provisions of paragraph 23 hereof).

13. AWARD AND EXERCISE OF RIGHTS.

     (a) The Committee may grant a stock appreciation right as a primary right or an additional right in the manner set forth in this paragraph 13. A primary right is a right awarded alone, without a corresponding option. An additional right is a right awarded in connection with an option. An additional right may be granted either at the time the option is granted or, in the case of an option that is not an Incentive Stock Option, thereafter at any time prior to the exercise, termination or expiration of such option. Each additional right shall be subject to the same terms and conditions as the related option and shall be exercisable only to the extent the option is exercisable. The Committee may, in its sole discretion, accelerate the exercisability of any right awarded under the 1997 Plan at any time.

     (b) A primary right, although granted without a corresponding option, shall nevertheless be deemed for certain purposes described in this paragraph 13 to have been accompanied by a Deemed Option. At the time of grant of a primary right, the Committee shall set forth the terms and conditions of the corresponding Deemed Option. The terms and conditions of such Deemed Option shall include all terms and conditions that at the time of grant are required, and, in the discretion of the Committee, may include any additional terms and conditions that at such time are permitted, to be included in options granted under this 1997 Plan. A primary right shall entitle the Employee to surrender unexercised the Deemed Option (or any portion or portions thereof that the Employee determines to surrender) and to receive in exchange, subject to the provisions of the 1997 Plan and such rules and regulations as from time to time may be established by the Committee, a payment having an aggregate value equal to (i) the excess of (A) the Fair Market Value Per Share on the exercise date over (B) the per share exercise price of the Deemed Option, multiplied by (ii) the number of shares of Common Stock subject to the Deemed Option or portion thereof that is surrendered. A primary right shall be exercisable only to the extent that the Deemed Option is exercisable. Surrender of a Deemed Option or portion thereof in exchange for a payment as described in this paragraph is referred to as the "exercise of a primary right." Upon exercise of a primary right, payment shall be made in the form of cash, shares of Common Stock, or a combination thereof, as elected by the Employee. Shares of Common Stock paid upon exercise of a primary right will be valued at the Fair Market Value Per Share on the exercise date. Cash will be paid in lieu of any fractional share of Common Stock based upon the Fair Market Value Per Share on the exercise date. Subject to paragraph 23 hereof, no payment will be required from the Employee upon exercise of a primary right.

     (c) An additional right may be awarded by the Committee in connection with any option granted under the 1997 Plan. An additional right shall entitle the Employee to receive, upon the exercise of a related option, a cash payment equal to (i) the product determined by multiplying (A) the excess of (x) the Fair Market Value Per Share on the date of exercise of the related option over (y) the option price per share at which such option is exercisable by (B) the number of shares of Common Stock with respect to which the related option is being exercised, multiplied by (ii) a percentage factor (which may be any percentage factor equal to or greater than ten percent (10%) and equal to or less than one hundred percent (100%)) as determined by the Committee at the time of the grant of such additional right or as determined in accordance with a formula for determination of such percentage factor established by the Committee at the time of the grant of such additional right. If no percentage factor or formula is otherwise specified by the Committee at the time of grant of such additional right, the percentage factor shall be deemed to be one hundred percent (100%). The Committee at any time, or from time to time, after the time of grant may in its discretion increase such percentage factor (or amend such formula so as to increase such factor) to not more than one hundred percent (100%).

     (d) Upon exercise of a primary right, the number of shares of Common Stock subject to exercise under the Deemed Option shall automatically be reduced by the number of shares of Common Stock represented by the Deemed Option or portion thereof surrendered. Shares of Common Stock subject to options, Deemed Options or portions thereof surrendered upon the exercise of rights shall not be available for subsequent awards under the 1997 Plan.

     (e) If neither the right nor, in the case of an additional right with a related option, the related option, is exercised before the end of the day on which the right ceases to be exercisable, such right shall be deemed exercised as of such date and, subject to paragraph 23 hereof, a payment in the amount prescribed by paragraph 13(b) or paragraph 13(c), as the case may be, shall be paid to the Employee in cash.

14. INCENTIVE STOCK OPTIONS.

     (a) The Committee shall designate the Employees to whom Incentive Stock Options are to be awarded under the 1997 Plan and shall determine the class or classes and the number of shares of Common Stock to be covered by each Incentive Stock Option. Incentive Stock Options may be awarded under the 1997 Plan at any time within ten (10) years from the date the 1997 Plan is adopted, or the date the 1997 Plan is approved by the Corporation's Stockholders, whichever is earlier. Incentive Stock Options shall be awarded only to Employees of the Corporation. In no event shall the aggregate Fair Market Value of all Common Stock (determined at the time the option is awarded) with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under all plans of the Corporation and its Subsidiaries) exceed $100,000.

     (b) The purchase price of a share of Common Stock under each Incentive Stock Option shall be determined by the Committee; provided, however, that in no event shall such price be less than one hundred percent (100%) of the Fair Market Value Per Share as of the date of grant or one hundred ten percent (110%) of such Fair Market Value Per Share if the holder of the Incentive Stock Option owns Common Stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Corporation or any Subsidiary.

     (c) Except as provided in paragraphs 17 and 19 hereof, no Incentive Stock Option shall be exercised at any time unless the holder thereof is then an Employee of the Corporation or one of its Subsidiaries.

     (d) In the event of amendments to the Code or applicable rules or regulations relating to Incentive Stock Options subsequent to the date hereof, the Corporation may amend the provisions of the 1997 Plan, and the Corporation and the Employees holding such Incentive Stock Options may agree to amend outstanding option agreements to conform to such amendments.

15. RESTRICTED SHARES.

     (a) At the time an award of restricted shares is made, the Committee shall establish a Restricted Period applicable to such award that shall not be more than ten (10) years. Each award of restricted shares may have a different Restricted Period or Restricted Periods. The Committee may, in its sole discretion, at the time an award is made, provide for the incremental lapse of Restricted Periods with respect to a portion or portions of the restricted shares awarded, and for the lapse or termination of restrictions upon all or any portion of the restricted shares upon the satisfaction of other conditions in addition to or other than the expiration of the applicable Restricted Period. The Committee may also, in its sole discretion, shorten or terminate a Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the restricted shares.

     (b) Notwithstanding the foregoing, unless provided otherwise in the agreement under which a restricted stock award is made, all restrictions shall lapse or terminate with respect to all restricted shares upon the Employee's death, Disability, or retirement from active employment at or after the Retirement Age.

     (c) At the time a grant of restricted shares is made to an Employee, a stock certificate representing a number of shares of Common Stock equal to the number of such restricted shares shall be registered in the Employee's name but shall be held in custody by the Corporation for such Employee's account.

     (d) The Employee shall generally have the rights and privileges of a stockholder as to such restricted shares, including, without limitation, the right to vote such restricted shares.

     (e) Subject to the earlier lapse or termination of restrictions as herein provided, the following restrictions shall apply: (i) the Employee shall not be entitled to delivery of the stock certificate evidencing restricted shares until the expiration or termination of the Restricted Period applicable to such shares and the satisfaction of any other conditions prescribed by the Committee; (ii) none of the shares then subject to a Restricted Period shall be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period applicable to such shares and until the satisfaction of any other conditions prescribed by the Committee; and (iii) all of the shares then subject to a Restricted Period shall be forfeited and all rights of the Employee to such restricted shares shall terminate without further obligation on the part of the Corporation if the Employee ceases to be an Employee of the Corporation or any of its Subsidiaries before the expiration or termination of such Restricted Period and the satisfaction of any other conditions prescribed by the Committee applicable to such restricted shares.

     (f) Cash dividends in respect of restricted shares shall be currently paid. If a stock dividend is declared and paid in shares of Common Stock in respect of restricted shares, then in lieu of paying currently such dividend, the Corporation shall register in the name of the Employee a stock certificate representing such shares of Common Stock issued as a dividend in respect of restricted shares, and shall cause the Corporation to hold such certificate in custody for the Employee's account subject to the same terms and conditions as such restricted shares.

     (g) Upon the forfeiture of any restricted shares, such forfeited restricted shares shall be transferred to the Corporation without further action by the Employee. The Employee shall have the same rights and privileges, and be subject to the same restrictions, with respect to any shares received pursuant to paragraph 20 hereof.

     (h) Upon the expiration or termination of the Restricted Period applicable to such shares and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided for herein, the restrictions applicable to the shares subject to such Restricted Period shall lapse and a certificate for a number of shares of Common Stock equal to the number of restricted shares with respect to which the restrictions have expired or terminated shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Employee or the Employee's Beneficiary. The Corporation shall not be required to deliver any fractional share of Common Stock but shall pay to the Employee or the Employee's Beneficiary, in lieu thereof, the product of (i) the Fair Market Value Per Share (determined as of the date the restrictions expire or terminate) and (ii) the fraction of a share to which such Employee would otherwise be entitled. Subject to paragraph 23 hereof, no payment will be required from the Employee upon the issuance or delivery of any Common Stock upon the expiration or termination of a Restricted Period with respect to restricted shares.

16. AWARD OF PERFORMANCE UNITS.

     (a) At the time an award of Performance Units is made, the Committee shall prescribe a range of long-term financial or other performance objectives, including minimum, maximum and target objectives of the Corporation during the Incentive Period applicable to such Performance Units, and shall determine a range of dollar values of each Performance Unit associated with such range of long-term earnings objectives. If the minimum long-term objective prescribed by the Committee for any Performance Unit is not achieved or exceeded, then such Performance Unit shall have no value and no amount shall be payable with respect thereto. If such minimum long-term objective is achieved or exceeded, then the dollar value of all Performance Units to be paid with respect thereto shall be based upon the level of long-term objective achieved, subject to any maximum Performance Unit value imposed by the Committee. If during the course of an Incentive Period there shall occur significant events that were not foreseen in establishing the minimum long-term objective for such Incentive Period and which the Committee expects to have a substantial effect on such objective during such Incentive Period, in its discretion, the Committee may revise such objective.

     (b) Any Employee who is an Employee of the Corporation or a subsidiary as of the Valuation Date with respect to Performance Units that have been previously awarded to him, shall, if the minimum long-term objective specified in paragraph 16(a) is met, be eligible to receive a cash award equal to the value of such Performance Units determined pursuant to such paragraph 16(a) as of the Valuation Date applicable thereto. Payment of such cash award shall be made as soon as practicable following the Valuation Date of such

Performance Units. Except as otherwise provided in paragraph 17 hereof, any Performance Units awarded to an Employee during his employment period for which the Incentive Period has not ended shall be forfeited upon the date such employment terminates, and he shall not be entitled to any payment in respect thereof.

17. TERMINATION OF EMPLOYMENT; FORFEITURE EVENTS INVOLVING TERMINATION FOR
CAUSE.

     (a) Options and Rights. In the event that the employment of an Employee to whom an option or right has been granted under the 1997 Plan terminates for any reason (except pursuant to an authorized leave of absence for military or government service as determined by the Committee or as set forth in paragraph 19 hereof), except as otherwise provided in the Employee's option or right agreement, (i) such Employee shall have a period of ninety (90) days following termination of employment in which to exercise any Incentive Stock Options under the 1997 Plan that are vested at the date of termination of employment, and at the end of the 90-day period, all rights of such Employee under any then outstanding Incentive Stock Options shall terminate and shall be forfeited immediately as to any unexercised portion thereof, and (ii) such Employee shall have a period of twelve (12) months following termination of employment in which to exercise any non-qualified options or rights under the 1997 Plan that are vested at the date of termination of employment, and at the end of the 12-month period, all rights of such Employees under any then outstanding non-qualified options or rights shall terminate and shall be forfeited immediately as to any unexercised portion thereof.

     (b) Performance Units. Unless otherwise provided in the Employee's Performance Unit agreement, if an Employee to whom Performance Units have been granted ceases to be an Employee of the Corporation or of a Subsidiary prior to the end of the Incentive Period with respect to such Performance Units for any reason other than death, Disability or retirement from active employment at or after the Retirement Age, the Employee shall immediately forfeit all such Performance Units. If an Employee to whom Performance Units have been granted terminates employment by reason of retirement on or after the Retirement Age, Disability or death, he shall, if the minimum long-term objectives specified in paragraph 16(a) hereof are met, be eligible to receive a cash award equal to the value of such Performance Units, determined pursuant to such paragraph 16(a) and payable as soon as practicable following the Valuation Date of such Performance Units. If the Employee terminates employment due to his death or if an Employee who retires from active employment on or after his Retirement Age or terminated employment due to Disability dies prior to receipt of any such payment, then his designated Beneficiary shall, if the minimum long-term objectives specified in paragraph 16(a) are met, be entitled to receive a cash award equal to the value of such Performance Units, determined pursuant to such paragraph 16(a), and payable as soon as practicable following the Valuation Date of such Performance Units. In the event that the person designated by the Employee as his Beneficiary shall not be living at the time, or if no designation has been made, then the payment of such cash award shall be made to the estate of the Employee.

     (c) Determination of Termination of Employment. Any option, right, restricted share or Performance Unit agreement, and any rules and regulations relating to the 1997 Plan, may contain such provisions as the Committee shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Any such rules and regulations with reference to any option agreement shall be consistent with the provisions of the Code and any applicable rules and regulations thereunder. Awards granted under the 1997 Plan shall not be affected by any change of duties or position so long as the holder continues to be an Employee of the Corporation or any Subsidiary thereof.

     (d) No Employment Agreement. Nothing in the 1997 Plan or in any award granted pursuant to the 1997 Plan shall confer upon any Employee any right to continue in the employ of the Corporation or any Subsidiary or interfere in any way with the right of the Corporation or any Subsidiary to terminate such employment at any time.

     (e) Termination of Employment for Cause. Notwithstanding the foregoing provisions of this paragraph 17, any option, right, restricted share or Performance Unit agreement may provide for more restricted periods for exercise, or for forfeiture of awards under such agreement (i) if an Employee's employment terminates for Cause, or (ii) if an Employee's employment terminates by reason of a Voluntary Termination, and such Employee engages in any Acts Harmful to the Interest of the Corporation within one (1) year after the Voluntary Termination.

18. TRANSFERABILITY OF OPTIONS AND RIGHTS.

     Incentive Stock Options and Performance Units granted under the 1997 Plan shall not be transferable otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Incentive Stock Options shall be exercisable during the lifetime of the Employee only by the Employee or by the Employee's guardian or legal representative (unless such exercise would disqualify it as an Incentive Stock Option). Unless the Committee otherwise provides in an agreement regarding the award of nonqualified stock options or rights (not granted in connection with an Incentive Stock Option), non-qualified stock options or rights (not granted in connection with Incentive Stock Options) may be transferred by the holder to Permitted Transferees, provided that there cannot be any consideration for the transfer.

19. RETIREMENT, DEATH OR DISABILITY OF EMPLOYEE.

     (a) Retirement. If an Employee to whom an option or right has been granted under the 1997 Plan terminates employment at or after Retirement Age, (i) such Employee shall have a period of ninety (90) days following termination of employment in which to exercise any Incentive Stock Options under the 1997 Plan, and at the end of the 90-day period, all rights of such Employee under any then outstanding Incentive Stock Options shall terminate and shall be forfeited immediately as to any unexercised portion thereof, and (ii) such Employee shall have a period of twelve (12) months following termination of employment in which to exercise any non-qualified stock options or rights under the 1997 Plan, and at the end of the 12-month period, all rights of such Employee under any then outstanding non-qualified options or rights shall terminate and shall be forfeited immediately as to any unexercised portion thereof.

     (b) Death or Disability. If an Employee to whom an option or right has been granted under the 1997 Plan shall die or become Disabled while employed by the Corporation or a Subsidiary, such option or right may be exercised by the Employee, legal guardian of the Employee (unless such exercise would disqualify an option as an Incentive Stock Option), a legatee or legatees of the Employee under the Employee's last will, or by the Employee's personal representatives or distributees, whichever is applicable, at any time within twelve (12) months after the date of the Employee's death or Disability, but in no event later than the date on which the option or right terminates. Notwithstanding the above, if an Employee who terminates employment by reason of Disability shall die, a legatee or legatees of such Employee under the Employee's last will, or the executor of such Employee's estate, shall only have the right to exercise such option or right, during the period ending twelve (12) months after the date of the Employee's termination of employment by reason of Disability.

20. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC

     Notwithstanding any other provision of the 1997 Plan, the Committee shall make or provide for such adjustments to the 1997 Plan, to the number and classes of shares available thereunder, to the terms and number of shares of Common Stock or other securities available, and/or to the purchase price of a share of Common Stock or other securities available under, any outstanding options, rights, restricted shares or Performance Units as shall be appropriate to prevent dilution or enlargement, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Committee shall make such adjustment as shall be equitable in respect to outstanding options, rights, restricted shares and Performance Units including revision of outstanding options, rights, restricted shares and Performance Units so that they may be exercisable or redeemable for or payable in the consideration payable in the acquisition transaction. Any such determination by the Committee shall be conclusive. Any fractional shares resulting from such adjustments to options, rights, restricted shares or Performance Units shall be eliminated.

21. BUSINESS COMBINATIONS.

     The following provisions shall apply unless an Employee's written agreement evidencing an award of options, rights, restricted shares or Performance Units under the 1997 Plan provides otherwise. In the event that, while any options, rights, restricted shares or Performance Units are outstanding under the 1997 Plan, there shall occur (a) a merger or consolidation of the Corporation with or into another corporation in which the Corporation shall not be the surviving corporation, (b) a dissolution of the Corporation, (c) a transfer of all or substantially all of the assets of the Corporation in one transaction or a series of related transactions to one or more other persons or entities, (d) any "person" or "group" (as those terms are used in Sections 13(d) and 14(d) of the 1934 Act), other than Excluded Persons, becomes the "beneficial owner" (as defined in Rule 13d-3 of the 1934 Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities, or (e) during any period of two consecutive years commencing on or after January 1, 1997, individuals who at the beginning of the period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Corporation was approved by a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute at least a majority of the Board of Directors then in office, then, with respect to each option, right, restricted share and Performance Unit outstanding immediately prior to the consummation of such transaction, if provision is not otherwise made in writing in connection with such transaction for the substitution of securities of another corporation, and without the necessity of any action by the Board of Directors, (A) each option shall terminate, but the holder of any outstanding option shall be entitled, immediately prior to the effective date of such transaction, to purchase the number of shares that are then vested and exercisable; (B) each right shall terminate, but the holder of any primary right shall be entitled, immediately prior to the effective date of such transaction, to exercise such right to the extent the Deemed Option is exercisable at such time in accordance with its terms, and the holder of any additional rights shall be entitled to receive, to the extent that the related option is exercised immediately prior to the effective date of such transaction, the full amount of cash he would have been entitled to receive if the related option had been exercised to such extent, to the extent that such additional rights are then vested; (C) all restrictions on any shares of restricted stock outstanding immediately prior to the consummation of such transaction shall lapse; and (D) each Performance Unit shall terminate, but the recipient of any Performance Unit shall be entitled, immediately prior to the effective date of such transaction, to receive the then vested values under such Unit. The unexercised portion of any option, primary right, Deemed Option or any additional right relating to the unexercised portion of a related option shall be deemed canceled and terminated as of the effective date of such transaction. The term "Excluded Persons" means each of (i) Francis W. Winn and Stephen T. Winn, and (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation.

22. TERMINATION AND AMENDMENT.

     The Board of Directors of the Corporation shall have the right to amend, suspend or terminate the 1997 Plan at any time; provided, however, that an amendment shall be subject to stockholder approval if such approval is required by Rule 16b-3 promulgated under the 1934 Act or under any successor rule, the Code or the rules of any securities exchange or market system on which securities of the Corporation are listed or admitted to trading at the time such amendment is adopted. Without shareholder approval, the Board of Directors of the Corporation may not (i) increase the maximum number of shares of Common Stock which may be issued in the form of Incentive Stock Options under the 1997 Plan; or (ii) change the designation of the employees or class of employees eligible to receive Incentive Stock Options under the 1997 Plan. The Board of Directors may delegate to the Committee all or any portion of its authority under this paragraph 21. If the 1997 Plan is terminated or amended, the terms of the 1997 Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination or amendment. In addition, no suspension, termination, modification or amendment of the 1997 Plan may, without the consent of the

Employee to whom an award shall theretofore have been granted, adversely affect the rights of such Employee under such award.

23. WITHHOLDING TAX.

     (a) The Corporation shall have the right to deduct from all amounts paid in cash in consequence of the exercise of an option or right, or the settlement of a Performance Unit, under the 1997 Plan any taxes required by law to be withheld with respect to such cash payments. Where an Employee or other person is entitled to receive shares of Common Stock pursuant to the exercise of an option or a right pursuant to the 1997 Plan, the Corporation shall have the right to require the Employee or such other person to pay to the Corporation the amount of any taxes that the Corporation is required to withhold with respect to such shares, or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld. Upon the disposition (within the meaning of Code Section 424(c)) of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the expiration of the holding period requirements of Code Section 422(a)(1), the Employee shall be required to give notice to the Corporation of such disposition and the Corporation shall have the right to require the Employee to pay to the Corporation the amount of any taxes that are required by law to be withheld with respect to such disposition.

     (b) Upon termination of the Restricted Period with respect to any restricted shares (or such earlier time, if any, as an election is made by the Employee under Code Section 83(b), or any successor provisions thereto, to include the value of such shares in taxable income), the Corporation shall have the right to require the Employee or other person receiving shares of Common Stock in respect of such restricted shares to pay to the Corporation the amount of taxes that the Corporation is required to withhold with respect to such shares of Common Stock or, in lieu thereof, to retain or sell without notice a sufficient number of shares of Common Stock held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to restricted shares the amount of taxes that the Corporation is required to withhold with respect to such dividend payments.

24. WRITTEN AGREEMENTS; STOCK LEGENDS.

     Each award of options, rights, restricted shares or Performance Units shall be evidenced by a written agreement, executed by the Employee and the Corporation, which shall contain such restrictions, terms and conditions as the Committee may require, and certificates evidencing shares of Common Stock issued under the 1997 Plan shall have conspicuously noted thereon such restrictions on transferability as the Corporation may require in order to ensure compliance with applicable federal and state securities laws and regulations.

25. EFFECT ON OTHER STOCK PLANS.

     The 1997 Plan shall supersede and replace the Corporation's 1982 Stock Option Plan, and no further grants of options shall be made under the 1982 Stock Option Plan subsequent to the effective date of the 1997 Plan. The adoption of the 1997 Plan shall have no effect on the Corporation's NonEmployee Directors' 1994 Stock Option Plan.

                                                                       EXHIBIT B

                                RENT ROLL, INC.
                           1997 STOCK INCENTIVE PLAN

1. PURPOSE

     The RENT ROLL, INC. 1997 STOCK INCENTIVE PLAN (the "1997 Plan") has been established by RENT ROLL, INC. (the "Corporation") to:

          (a) Attract and retain key executives and other key employees;

          (b) Motivate participating employees, by means of appropriate incentives, to achieve long-range goals;

          (c) Provide incentive compensation opportunities that are competitive with those of other public corporations; and

          (d) Further identify the interests of eligible employees with those of the Corporation's other stockholders through compensation alternatives based on the Corporation's Common Stock;

and thereby promote the long-term financial interest of the Corporation, including the growth in value of the Corporation's equity and enhancement of long-term stockholder return.

2. TYPES OF AWARDS PURSUANT TO THE 1997 PLAN.

     Awards under the 1997 Plan may be granted in the form of (i) Incentive Stock Options, (ii) non-qualified stock options (unless otherwise indicated, references in the 1997 Plan to "options" include Incentive Stock Options and nonqualified options), (iii) shares of the Common Stock, $.01 par value per share, of the Corporation that are restricted as provided in paragraph 15 hereof, (iv) stock appreciation rights, either granted in tandem with options or without accompanying options, or (v) Performance Units valued based upon the long-term performance of the Corporation as determined pursuant to paragraph 16 hereof.

3. NUMBER OF SHARES SUBJECT TO THE 1997 PLAN.

     The maximum aggregate number of shares of Common Stock with respect to which options and restricted shares are granted, and rights granted without accompanying options, which may be awarded from time to time under the 1997 Plan shall be 2,000,000 (subject to adjustment as described in paragraph 20 hereof). If for any reason (other than surrender of options or Deemed Options (as herein defined) upon exercise of rights as provided in paragraph 13 hereof) any shares as to which an option has been granted cease to be subject to purchase thereunder, or any restricted shares are forfeited to the Corporation, or any right issued without accompanying options terminates or expires without being exercised, then the shares in respect of which such option or right was granted, or such restricted shares, shall become available for subsequent awards under the 1997 Plan to the extent permitted by the Code and other applicable law.

     The maximum number of shares of Common Stock with respect to which Incentive Stock Options, non-qualified options, and restricted shares may be granted in any one year to any single employee shall not exceed 500,000.

4. COMMON STOCK SUBJECT TO PLAN.

     Shares of Common Stock with respect to which awards are granted may be, in whole or in part, (i) authorized and unissued shares, (ii) authorized and issued shares held in the treasury of the Corporation, or (iii) issued shares reacquired by the Corporation, as the Board of Directors of the Corporation shall from time to time determine.

5. EFFECTIVE DATE

     The 1997 Plan shall become effective upon the affirmative vote of the holders of a majority of the shares of voting stock of all classes of CLR present, or represented, and entitled to vote at a meeting of Stockholders of CLR at which a majority of the outstanding shares of CLR's voting stock is voted on the proposal to approve the 1997 Plan, and shall continue, subject to the provisions of paragraph 14 of the 1997 Plan with respect to Incentive Stock Options, until terminated by resolution of the Board of Directors pursuant to the terms hereof.

     Any agreement relating to any award granted under the 1997 Plan prior to approval of the Plan by the stockholders as aforesaid shall expressly provide that such award will not be exercisable or payable prior to such approval and that such award will become null and void unless the 1997 Plan is approved by the stockholders of CLR as aforesaid no later than June 1, 1997.

     In addition, for purposes of authorizing awards of Incentive Stock Options hereunder, as required by Section 422 of the Code, the holders of a majority of the shares of voting stock of all classes of the Corporation present, or represented, and entitled to vote at a meeting of stockholders of the Corporation, shall approve the 1997 Plan within twelve (12) months before or after the date of adoption of the 1997 Plan by the Board of Directors.

6. DEFINITIONS

     As used herein, the following terms shall have the following meanings:

     "Acts harmful to the interest of the Corporation" means (i) accepting employment with or serving in any other capacity for any business entity that is in competition with the Corporation or CLR, or (ii) soliciting, recruiting, or employing any employee of the Corporation or CLR for the benefit of another business entity.

     "Affiliate" has the same meaning as in Rule 12b-2 promulgated under the 1934 Act.

     "Beneficiary" means the person or persons (natural or otherwise) designated by an Employee, pursuant to a written instrument executed by an Employee and filed with the Corporation, to receive any benefits payable hereunder in the event of the Employee's death.

     "Cause" means (i) the unauthorized disclosure of any trade secret or confidential information of the Corporation or CLR, (ii) the commission of an act of embezzlement or fraud, or (iii) conviction of a felony which, in the discretion of the Board of Directors, causes substantial injury and discredit to the Corporation or CLR.

     "CLR" means COMPUTER LANGUAGE RESEARCH, INC.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the Compensation Committee or any successor thereto of the Board of Directors of CLR.

     "Common Stock" means the Corporation's common stock, $.01 par value per share.

     "Deemed Option" means, with respect to the grant of a primary right, an option with no value, and with respect to which no shares of Common Stock are delivered upon exercise, but which serves solely to establish the terms and conditions of the corresponding primary right.

     "Disability" has the meaning set forth in Code Section 22(e)(3) or any successor provision thereto.

     "Employees" means persons who are regular full-time employees (meaning an employee who works thirty (30) hours or more per week) of the Corporation or one or more of its Subsidiaries, and either are officers of, or in the opinion of the Committee, hold key positions in or for, the Corporation or any Subsidiary.

     "Fair Market Value Per Share" of Common Stock as of any date means the closing price of such Common Stock on such date (or if there are no sales on such date, on the next preceding date on which there were sales), as reported on the National Market System of the National Association of Securities Dealers,

Inc. Automated Quotation System, or the fair value of such Common Stock as determined in good faith by the Board of Directors by applying generally recognized principles of valuing securities.

     "Incentive Period" with respect to a Performance Unit shall be a period beginning on the date such Performance Unit is granted and lasting for such period, not shorter than two (2) years nor longer than ten (10) years, as the Committee shall designate.

     "Incentive Stock Options" means options granted in the form of incentive stock options as provided in Section 422 of the Code.

     "1934 Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

     "Parent Corporation" means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of the corporations other than the Corporation owns stock possessing fifty per cent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     "Performance Units" means units valued based upon the long-term performance of the Corporation as determined pursuant to paragraph 16 hereof.

     "Permitted Transferee" means a member of a holder's immediate family, trusts for the benefit of such immediate family members, and partnerships in which such immediate family members are the only partners, provided that no consideration is provided for the transfer.

     "Restricted Period" means the period of time established by the Committee during which restricted shares are subject to the restrictions set forth in paragraph 15(e).

     "Retirement Age" means age sixty (60).

     "Subsidiary" means any corporation (other than the Corporation) during any period of which fifty per cent (50%) or more of the total combined voting power of all classes of stock is owned, directly or indirectly, by the Corporation.

     "Valuation Date" means the last day of the Incentive Period for a Performance Unit.

     "Voluntary Termination" means a termination of employment initiated voluntarily by the Employee, as determined in the sole discretion of the Committee.

7. ADMINISTRATION

     (a) The 1997 Plan shall be administered, construed and interpreted on behalf of the Board of Directors of the Corporation by the Compensation Committee of CLR.

     (b) With respect to persons subject to Section 16 of the 1934 Act, transactions under the 1997 Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the 1997 Plan or action by the Board of Directors or the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law.

     (c) The Committee shall have plenary authority in its sole discretion and subject to the express provisions of the 1997 Plan: (i) to grant options; (ii) to determine the purchase price of the Common Stock covered by each option, the term of each option and to change the same, the class or classes of shares of Common Stock to be covered by each option, the Employees to whom, the time or times at which, options shall be granted, and the number of shares to be covered by each option; (iii) to designate options as Incentive Stock Options or non-qualified options and to determine which options shall be accompanied by rights; (iv) to grant rights without accompanying options; (v) to determine the Employees to whom and the time or times at which such rights shall be granted and the exercise price, term, and number of shares of Common Stock covered by any Deemed Option corresponding thereto; (vi) to grant restricted shares and Performance Units and to determine the term of the restricted period and other conditions applicable to such restricted shares or Performance Units, the Employees to whom and the time or times at which restricted shares or Performance Units shall be granted and the number of restricted shares or Performance Units to be covered by each grant;

(vii) to interpret the 1997 Plan; (viii) to prescribe, amend and rescind rules and regulations relating to the 1997 Plan; (ix) to determine the terms and provisions of the option agreements, and the right, restricted share and Performance Unit agreements entered into in connection with awards under the 1997 Plan; (x) to prepare and distribute in such manner as the Committee determines to be appropriate information concerning the 1997 Plan; and (xi) to make all other determinations deemed necessary or advisable for the administration of the 1997 Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the 1997 Plan; provided, however, that the Committee shall not delegate its authority to construe and interpret the 1997 Plan, to determine which Employees may participate in the 1997 Plan, or its authority to make grants of options, restricted shares, Performance Units and rights.

     (d) The Committee may adopt such rules as it deems necessary, desirable or appropriate. The Committee may act at a meeting or in writing without a meeting. The Committee shall elect one of its members as chairman, appoint a secretary (who may or may not be a Committee member, as the case may be) and advise the Board of Directors of such actions. The secretary shall keep a record of all minutes, file such in the minute book of the Committee, and forward all necessary communications to the Corporation. A majority of the Committee shall constitute a quorum. All decisions of the Committee shall be made by a vote of not less than a majority of the Committee members present at a meeting of the Committee at which a quorum is present or by a written consent signed by all of the members of the Committee.

     (e) All usual and reasonable expenses of the Committee shall be paid by the Corporation, and no member shall receive compensation with respect to his services for the Committee except as may be authorized by the Board of Directors.

     (f) The Board of Directors and the Committee may employ attorneys, consultants, accountants or other persons, and the Board of Directors, the Committee, the Corporation and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.

     (g) All actions taken and all interpretations and determinations made by the Board of Directors or the Committee in good faith shall be final and binding upon all Employees who have received awards, the Corporation and all other interested persons.

     (h) No member of the Board of Directors or the Committee, and no agent to whom the Committee has delegated duties, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the 1997 Plan or awards made thereunder, and the Corporation shall indemnify and hold harmless each member of the Board of Directors or the Committee and each such agent against all loss, cost, expenses or damages, occasioned by any act or omission to act in connection with any such action, determination or interpretation under or of the 1997 Plan, consistent with the Corporation's certificate of incorporation and bylaws.

8. ELIGIBILITY; FACTORS TO BE CONSIDERED IN GRANTING AWARDS

     Awards shall be granted only to Employees. In determining the Employees to whom awards shall be granted, the number of shares and class or classes of Common Stock with respect to which each award shall be granted, the number of Performance Units granted by each award, and the terms and conditions of each award, the Committee shall take into account the nature of the Employee's duties, his or her present and potential contributions to the growth and success of the Corporation, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the 1997 Plan.

9. OPTION PRICE

     The per share exercise price of each option for shares of Common Stock shall be determined by the Committee, subject to the requirements for Incentive Stock Options set forth in paragraph 14 hereof. The exercise price so determined shall also be applicable in connection with the exercise of any related right.

10. DATE OF GRANT OF OPTIONS

     The Committee shall determine the date on which an option is granted, provided that such date is consistent with the Code and any applicable rules or regulations thereunder; in the absence of such determination, the date on which the Committee adopts a resolution granting an option shall be considered the date on which such option is granted.

11. TERM OF OPTIONS

     The term of each option granted under the 1997 Plan shall be as the Committee shall determine, but in no event shall any option have a term of more than ten (10) years from the date of grant, subject to earlier termination as provided in paragraphs 17 and 19 hereof. If the holder of an Incentive Stock Option owns Common Stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Corporation or any Subsidiary, the term of such Incentive Stock Option shall not exceed five (5) years from the date of grant.

12. EXERCISE OF OPTIONS

     (a) Each option shall become exercisable in such cumulative installments and upon such events as the Committee may determine in its sole discretion.

     (b) Subject to the provisions of this 1997 Plan and unless otherwise provided in the option agreement, the unvested portion of any option or right granted under the 1997 Plan shall be forfeited on the date the Employee ceases to be an Employee of the Corporation or a Parent or Subsidiary thereof.

     (c) Subject to the provisions of this 1997 Plan and unless otherwise provided in the option agreement, an option granted under the 1997 Plan shall become one hundred percent (100%) vested at the earliest of the Employee's retirement from active employment at or after Retirement Age or the Employee's death or Disability.

     (d) The Committee may also, in its sole discretion, accelerate the exercisability of any option or installment thereof at any time.

     (e) An option may be exercised at any time or from time to time (subject, in the case of an Incentive Stock Option, to such restrictions as may be imposed by the Code), as to any or all full shares of Common Stock as to which the option has become exercisable; provided, however, that an option shall not be exercised at any time as to less than one hundred (100) shares (or less than the number of shares of Common Stock as to which the option is then exercisable, if that number is less than one hundred (100) shares).

     (f) At the time of exercise of any option, the per share exercise price of such option shall be paid in full for each share of Common Stock with respect to which such option is exercised. The holder of an option may, upon exercise of such option, pay for both the option price of the shares and any federal, state, local, foreign, FICA and FUTA taxes attributable to such exercise: (i) in cash or by means of a bank draft or national brokerage check; (ii) through the delivery of shares of Common Stock with a current aggregate fair market value equal to the option price and applicable taxes; (iii) through the surrender to the Corporation of such portion of vested options as shall have an aggregate fair market value equal to the option price and applicable taxes (such surrender shall be treated as an exercise of the option followed by an immediate sale of the shares, subject to ordinary income tax); or (iv) through any combination of
(i), (ii) and (iii) above.

     Prior to the date an option holder is required to pay the Corporation any amount with respect to tax obligations in connection with the exercise of any option, the option holder may make an irrevocable election to have the Corporation withhold from those shares that would otherwise be received upon the exercise of any option, a number of shares having a fair market value equal to the amount necessary to satisfy the Corporation's federal, state, local and foreign tax withholding obligations and FICA and FUTA obligations with respect to the exercise of such option by the option holder.

     If the Corporation shall have a class of its Common Stock registered pursuant to Section 12 of the 1934 Act, an option holder may also make payment at the time of exercise of an option (other than an Incentive

Stock Option) for such class of Common Stock by delivering to the Corporation a properly executed exercise notice together with irrevocable instructions to a broker approved in advance by the Corporation that upon such broker's sale of shares with respect to which such option is exercised, it is to deliver promptly to the Corporation the amount of sale proceeds necessary to satisfy the option exercise price and any required withholding taxes (subject to the provisions of paragraph 23 hereof).

13. AWARD AND EXERCISE OF RIGHTS

     (a) The Committee may grant a stock appreciation right as a primary right or an additional right in the manner set forth in this paragraph 13. A primary right is a right awarded alone, without a corresponding option. An additional right is a right awarded in connection with an option. An additional right may be granted either at the time the option is granted or, in the case of an option that is not an Incentive Stock Option, thereafter at any time prior to the exercise, termination or expiration of such option. Each additional right shall be subject to the same terms and conditions as the related option and shall be exercisable only to the extent the option is exercisable. The Committee may, in its sole discretion, accelerate the exercisability of any right awarded under the 1997 Plan at any time.

     (b) A primary right, although granted without a corresponding option, shall nevertheless be deemed for certain purposes described in this paragraph 13 to have been accompanied by a Deemed Option. At the time of grant of a primary right, the Committee shall set forth the terms and conditions of the corresponding Deemed Option. The terms and conditions of such Deemed Option shall include all terms and conditions that at the time of grant are required, and, in the discretion of the Committee, may include any additional terms and conditions that at such time are permitted, to be included in options granted under this 1997 Plan. A primary right shall entitle the Employee to surrender unexercised the Deemed Option (or any portion or portions thereof that the Employee determines to surrender) and to receive in exchange, subject to the provisions of the 1997 Plan and such rules and regulations as from time to time may be established by the Committee, a payment having an aggregate value equal to (i) the excess of (A) the Fair Market Value Per Share on the exercise date over (B) the per share exercise price of the Deemed Option, multiplied by (ii) the number of shares of Common Stock subject to the Deemed Option or portion thereof that is surrendered. A primary right shall be exercisable only to the extent that the Deemed Option is exercisable. Surrender of a Deemed Option or portion thereof in exchange for a payment as described in this paragraph is referred to as the "exercise of a primary right." Upon exercise of a primary right, payment shall be made in the form of cash, shares of Common Stock, or a combination thereof, as elected by the Employee. Shares of Common Stock paid upon exercise of a primary right will be valued at the Fair Market Value Per Share on the exercise date. Cash will be paid in lieu of any fractional share of Common Stock based upon the Fair Market Value Per Share on the exercise date. Subject to paragraph 23 hereof, no payment will be required from the Employee upon exercise of a primary right.

     (c) An additional right may be awarded by the Committee in connection with any option granted under the 1997 Plan. An additional right shall entitle the Employee to receive, upon the exercise of a related option, a cash payment equal to (i) the product determined by multiplying (A) the excess of (x) the Fair Market Value Per Share on the date of exercise of the related option over (y) the option price per share at which such option is exercisable by (B) the number of shares of Common Stock with respect to which the related option is being exercised, multiplied by (ii) a percentage factor (which may be any percentage factor equal to or greater than ten percent (10%) and equal to or less than one hundred percent (100%)) as determined by the Committee at the time of the grant of such additional right or as determined in accordance with a formula for determination of such percentage factor established by the Committee at the time of the grant of such additional right. If no percentage factor or formula is otherwise specified by the Committee at the time of grant of such additional right, the percentage factor shall be deemed to be one hundred percent (100%). The Committee at any time, or from time to time, after the time of grant may in its discretion increase such percentage factor (or amend such formula so as to increase such factor) to not more than one hundred percent (100%).

     (d) Upon exercise of a primary right, the number of shares of Common Stock subject to exercise under the Deemed Option shall automatically be reduced by the number of shares of Common Stock represented by the Deemed Option or portion thereof surrendered. Shares of Common Stock subject to options, Deemed Options or portions thereof surrendered upon the exercise of rights shall not be available for subsequent awards under the 1997 Plan.

     (e) If neither the right nor, in the case of an additional right with a related option, the related option, is exercised before the end of the day on which the right ceases to be exercisable, such right shall be deemed exercised as of such date and, subject to paragraph 23 hereof, a payment in the amount prescribed by paragraph 13(b) or paragraph 13(c), as the case may be, shall be paid to the Employee in cash.

14. INCENTIVE STOCK OPTIONS

     (a) The Committee shall designate the Employees to whom Incentive Stock Options are to be awarded under the 1997 Plan and shall determine the class or classes and the number of shares of Common Stock to be covered by each Incentive Stock Option. Incentive Stock Options may be awarded under the 1997 Plan at any time within ten (10) years from the date the 1997 Plan is adopted, or the date the 1997 Plan is approved by the Corporation's Stockholders, whichever is earlier. Incentive Stock Options shall be awarded only to Employees of the Corporation. In no event shall the aggregate Fair Market Value of all Common Stock (determined at the time the option is awarded) with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under all plans of the Corporation, any Parent Corporation, and its Subsidiaries) exceed $100,000.

     (b) The purchase price of a share of Common Stock under each Incentive Stock Option shall be determined by the Committee; provided, however, that in no event shall such price be less than one hundred percent (100%) of the Fair Market Value Per Share as of the date of grant or one hundred ten percent (110%) of such Fair Market Value Per Share if the holder of the Incentive Stock Option owns Common Stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Corporation, any Parent Corporation or any Subsidiary.

     (c) Except as provided in paragraphs 17 and 19 hereof, no Incentive Stock Option shall be exercised at any time unless the holder thereof is then an Employee of the Corporation, a Parent Corporation or one of the Corporation's Subsidiaries.

     (d) In the event of amendments to the Code or applicable rules or regulations relating to Incentive Stock Options subsequent to the date hereof, the Corporation may amend the provisions of the 1997 Plan, and the Corporation and the Employees holding such Incentive Stock Options may agree to amend outstanding option agreements to conform to such amendments.

15. RESTRICTED SHARES

     (a) At the time an award of restricted shares is made, the Committee shall establish a Restricted Period applicable to such award that shall not be more than ten (10) years. Each award of restricted shares may have a different Restricted Period or Restricted Periods. The Committee may, in its sole discretion, at the time an award is made, provide for the incremental lapse of Restricted Periods with respect to a portion or portions of the restricted shares awarded, and for the lapse or termination of restrictions upon all or any portion of the restricted shares upon the satisfaction of other conditions in addition to or other than the expiration of the applicable Restricted Period. The Committee may also, in its sole discretion, shorten or terminate a Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the restricted shares.

     (b) Notwithstanding the foregoing, unless provided otherwise in the agreement under which a restricted stock award is made, all restrictions shall lapse or terminate with respect to all restricted shares upon the Employee's death, Disability, or retirement from active employment at or after the Retirement Age.

     (c) At the time a grant of restricted shares is made to an Employee, a stock certificate representing a number of shares of Common Stock equal to the number of such restricted shares shall be registered in the Employee's name but shall be held in custody by the Corporation for such Employee's account.

     (d) The Employee shall generally have the rights and privileges of a stockholder as to such restricted shares, including, without limitation, the right to vote such restricted shares.

     (e) Subject to the earlier lapse or termination of restrictions as herein provided, the following restrictions shall apply: (i) the Employee shall not be entitled to delivery of the stock certificate evidencing restricted shares until the expiration or termination of the Restricted Period applicable to such shares and the satisfaction of any other conditions prescribed by the Committee; (ii) none of the shares then subject to a Restricted Period shall be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period applicable to such shares and until the satisfaction of any other conditions prescribed by the Committee; and (iii) all of the shares then subject to a Restricted Period shall be forfeited and all rights of the Employee to such restricted shares shall terminate without further obligation on the part of the Corporation if the Employee ceases to be an Employee of the Corporation or any of its Subsidiaries before the expiration or termination of such Restricted Period and the satisfaction of any other conditions prescribed by the Committee applicable to such restricted shares.

     (f) Cash dividends in respect of restricted shares shall be currently paid. If a stock dividend is declared and paid in shares of Common Stock in respect of restricted shares, then in lieu of paying currently such dividend, the Corporation shall register in the name of the Employee a stock certificate representing such shares of Common Stock issued as a dividend in respect of restricted shares, and shall cause the Corporation to hold such certificate in custody for the Employee's account subject to the same terms and conditions as such restricted shares.

     (g) Upon the forfeiture of any restricted shares, such forfeited restricted shares shall be transferred to the Corporation without further action by the Employee. The Employee shall have the same rights and privileges, and be subject to the same restrictions, with respect to any shares received pursuant to paragraph 20 hereof.

     (h) Upon the expiration or termination of the Restricted Period applicable to such shares and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided for herein, the restrictions applicable to the shares subject to such Restricted Period shall lapse and a certificate for a number of shares of Common Stock equal to the number of restricted shares with respect to which the restrictions have expired or terminated shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Employee or the Employee's Beneficiary. The Corporation shall not be required to deliver any fractional share of Common Stock but shall pay to the Employee or the Employee's Beneficiary, in lieu thereof, the product of (i) the Fair Market Value Per Share (determined as of the date the restrictions expire or terminate) and (ii) the fraction of a share to which such Employee would otherwise be entitled. Subject to paragraph 23 hereof, no payment will be required from the Employee upon the issuance or delivery of any Common Stock upon the expiration or termination of a Restricted Period with respect to restricted shares.

16. AWARD OF PERFORMANCE UNITS

     (a) At the time an award of Performance Units is made, the Committee shall prescribe a range of long-term financial or other performance objectives, including minimum, maximum and target objectives of the Corporation during the Incentive Period applicable to such Performance Units, and shall determine a range of dollar values of each Performance Unit associated with such range of long-term earnings objectives. If the minimum long-term objective prescribed by the Committee for any Performance Unit is not achieved or exceeded, then such Performance Unit shall have no value and no amount shall be payable with respect thereto. If such minimum long-term objective is achieved or exceeded, then the dollar value of all Performance Units to be paid with respect thereto shall be based upon the level of long-term objective achieved, subject to any maximum Performance Unit value imposed by the Committee. If during the course of an Incentive Period there shall occur significant events that were not foreseen in establishing the minimum long-term objective for such Incentive Period and which the Committee expects to have a substantial effect on such objective during such Incentive Period, in its discretion, the Committee may revise such objective.

     (b) Any Employee who is an Employee of the Corporation, a Parent Corporation or a Subsidiary as of the Valuation Date with respect to Performance Units that have been previously awarded to him, shall, if the minimum long-term objective specified in paragraph 16(a) is met, be eligible to receive a cash award equal to the value of such Performance Units determined pursuant to such paragraph 16(a) as of the Valuation Date applicable thereto. Payment of such cash award shall be made as soon as practicable following the Valuation Date of such Performance Units. Except as otherwise provided in paragraph 17 hereof, any Performance Units awarded to an Employee during his employment period for which the Incentive Period has not ended shall be forfeited upon the date such employment terminates, and he shall not be entitled to any payment in respect thereof.

17. TERMINATION OF EMPLOYMENT; FORFEITURE EVENTS INVOLVING TERMINATION FOR CAUSE

     (a) Options and Rights. In the event that the employment of an Employee to whom an option or right has been granted under the 1997 Plan terminates for any reason (except pursuant to an authorized leave of absence for military or government service as determined by the Committee or as set forth in paragraph 19 hereof), except as otherwise provided in the Employee's option or right agreement, (i) such Employee shall have a period of ninety (90) days following termination of employment in which to exercise any Incentive Stock Options under the 1997 Plan that are vested at the date of termination of employment, and at the end of the 90-day period, all rights of such Employee under any then outstanding Incentive Stock Options shall terminate and shall be forfeited immediately as to any unexercised portion thereof, and (ii) such Employee shall have a period of twelve (12) months following termination of employment in which to exercise any non-qualified options or rights under the 1997 Plan that are vested at the date of termination of employment, and at the end of the 12-month period, all rights of such Employees under any then outstanding non-qualified options or rights shall terminate and shall be forfeited immediately as to any unexercised portion thereof.

     (b) Performance Units. Unless otherwise provided in the Employee's Performance Unit agreement, if an Employee to whom Performance Units have been granted ceases to be an Employee of the Corporation, a Parent Corporation or a Subsidiary prior to the end of the Incentive Period with respect to such Performance Units for any reason other than death, Disability or retirement from active employment at or after the Retirement Age, the Employee shall immediately forfeit all such Performance Units. If an Employee to whom Performance Units have been granted terminates employment by reason of retirement on or after the Retirement Age, Disability or death, he shall, if the minimum long-term objectives specified in paragraph 16(a) hereof are met, be eligible to receive a cash award equal to the value of such Performance Units, determined pursuant to such paragraph 16(a) and payable as soon as practicable following the Valuation Date of such Performance Units. If the Employee terminates employment due to his death or if an Employee who retires from active employment on or after his Retirement Age or terminated employment due to Disability dies prior to receipt of any such payment, then his designated Beneficiary shall, if the minimum long-term objectives specified in paragraph 16(a) are met, be entitled to receive a cash award equal to the value of such Performance Units, determined pursuant to such paragraph 16(a), and payable as soon as practicable following the Valuation Date of such Performance Units. In the event that the person designated by the Employee as his Beneficiary shall not be living at the time, or if no designation has been made, then the payment of such cash award shall be made to the estate of the Employee.

     (c) Determination of Termination of Employment. Any option, right, restricted share or Performance Unit agreement, and any rules and regulations relating to the 1997 Plan, may contain such provisions as the Committee shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Any such rules and regulations with reference to any option agreement shall be consistent with the provisions of the Code and any applicable rules and regulations thereunder. Awards granted under the 1997 Plan shall not be affected by any change of duties or position so long as the holder continues to be an Employee of the Corporation, a Parent Corporation or any Subsidiary thereof.

     (d) No Employment Agreement. Nothing in the 1997 Plan or in any award granted pursuant to the 1997 Plan shall confer upon any Employee any right to continue in the employ of the Corporation or any Subsidiary or interfere in any way with the right of the Corporation or any Subsidiary to terminate such employment at any time.

     (e) Termination of Employment for Cause. Notwithstanding the foregoing provisions of this paragraph 17, any option, right, restricted share or Performance Unit agreement may provide for more restricted periods for exercise, or for forfeiture of awards under such agreement (i) if an Employee's employment terminates for Cause, or (ii) if an Employee's employment terminates by reason of a Voluntary Termination, and such Employee engages in any Acts Harmful to the Interest of the Corporation within one (1) year after the Voluntary Termination.

18. TRANSFERABILITY OF OPTIONS AND RIGHTS

     Incentive Stock Options and Performance Units granted under the 1997 Plan shall not be transferable otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Incentive Stock Options shall be exercisable during the lifetime of the Employee only by the Employee or by the Employee's guardian or legal representative (unless such exercise would disqualify it as an Incentive Stock Option). Unless the Committee otherwise provides in an agreement regarding the award of nonqualified stock options or rights (not granted in connection with an Incentive Stock Option), non-qualified stock options or rights (not granted in connection with Incentive Stock Options) may be transferred by the holder to Permitted Transferees, provided that there cannot be any consideration for the transfer.

19. RETIREMENT, DEATH OR DISABILITY OF EMPLOYEE

     (a) Retirement. If an Employee to whom an option or right has been granted under the 1997 Plan terminates employment at or after Retirement Age, (i) such Employee shall have a period of ninety (90) days following termination of employment in which to exercise any Incentive Stock Options under the 1997 Plan, and at the end of the 90-day period, all rights of such Employee under any then outstanding Incentive Stock Options shall terminate and shall be forfeited immediately as to any unexercised portion thereof, and (ii) such Employee shall have a period of twelve (12) months following termination of employment in which to exercise any non-qualified stock options or rights under the 1997 Plan, and at the end of the 12-month period, all rights of such Employee under any then outstanding non-qualified options or rights shall terminate and shall be forfeited immediately as to any unexercised portion thereof.

     (b) Death or Disability. If an Employee to whom an option or right has been granted under the 1997 Plan shall die or become Disabled while employed by the Corporation or a Subsidiary, such option or right may be exercised by the Employee, legal guardian of the Employee (unless such exercise would disqualify an option as an Incentive Stock Option), a legatee or legatees of the Employee under the Employee's last will, or by the Employee's personal representatives or distributees, whichever is applicable, at any time within twelve (12) months after the date of the Employee's death or Disability, but in no event later than the date on which the option or right terminates. Notwithstanding the above, if an Employee who terminates employment by reason of Disability shall die, a legatee or legatees of such Employee under the Employee's last will, or the executor of such Employee's estate, shall only have the right to exercise such option or right, during the period ending twelve (12) months after the date of the Employee's termination of employment by reason of Disability.

20. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

     Notwithstanding any other provision of the 1997 Plan, the Committee shall make or provide for such adjustments to the 1997 Plan, to the number and classes of shares available thereunder, to the terms and number of shares of Common Stock or other securities available, and/or to the purchase price of a share of Common Stock or other securities available under, any outstanding options, rights, restricted shares or Performance Units as shall be appropriate to prevent dilution or enlargement, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Committee shall make such adjustment as shall be equitable in respect to outstanding options, rights, restricted shares and Performance Units including revision of outstanding options, rights, restricted shares and Performance Units so that they may be exercisable or redeemable for or payable in the consideration payable in the acquisition transaction. Any such determination by the Committee shall be conclusive. Any fractional shares resulting from such adjustments to options, rights, restricted shares or Performance Units shall be eliminated.

21. BUSINESS COMBINATIONS.

     The following provisions shall apply unless an Employee's written agreement evidencing an award of options, rights, restricted shares or Performance Units under the 1997 Plan provides otherwise. In the event that, while any options, rights, restricted shares or Performance Units are outstanding under the 1997 Plan, there shall occur (a) a merger or consolidation of the Corporation with or into another corporation in which the Corporation shall not be the surviving corporation, (b) a dissolution of the Corporation, (c) a transfer of all or substantially all of the assets of the Corporation in one transaction or a series of related transactions to one or more other persons or entities, (d) any "person" or "group" (as those terms are used in Sections 13(d) and 14(d) of the 1934 Act), other than Excluded Persons, becomes the "beneficial owner" (as defined in Rule 13d-3 of the 1934 Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities, or (e) during any period of two consecutive years commencing on or after January 1, 1997, individuals who at the beginning of the period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Corporation was approved by a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute at least a majority of the Board of Directors then in office, then, with respect to each option, right, restricted share and Performance Unit outstanding immediately prior to the consummation of such transaction, if provision is not otherwise made in writing in connection with such transaction for the substitution of securities of another corporation, and without the necessity of any action by the Board of Directors, (A) each option shall terminate, but the holder of any outstanding option shall be entitled, immediately prior to the effective date of such transaction, to purchase the number of shares that are then vested and exercisable; (B) each right shall terminate, but the holder of any primary right shall be entitled, immediately prior to the effective date of such transaction, to exercise such right to the extent the Deemed Option is exercisable at such time in accordance with its terms, and the holder of any additional rights shall be entitled to receive, to the extent that the related option is exercised immediately prior to the effective date of such transaction, the full amount of cash he would have been entitled to receive if the related option had been exercised to such extent, to the extent that such additional rights are then vested; (C) all restrictions on any shares of restricted stock outstanding immediately prior to the consummation of such transaction shall lapse; and (D) each Performance Unit shall terminate, but the recipient of any Performance Unit shall be entitled, immediately prior to the effective date of such transaction, to receive the then vested values under such Unit. The unexercised portion of any option, primary right, Deemed Option or any additional right relating to the unexercised portion of a related option shall be deemed canceled and terminated as of the effective date of such transaction. The term "Excluded Persons" means each of (i) CLR, Francis W. Winn and Stephen T. Winn, and (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation.

22. TERMINATION AND AMENDMENT

     The Board of Directors of the Corporation shall have the right to amend, suspend or terminate the 1997 Plan at any time; provided, however, that an amendment shall be subject to stockholder approval if such approval is required by Rule 16b-3 promulgated under the 1934 Act or under any successor rule, the Code or the rules of any securities exchange or market system on which securities of the Corporation are listed or admitted to trading at the time such amendment is adopted. Without shareholder approval, the Board of Directors of the Corporation may not (i) increase the maximum number of shares of Common Stock which may be issued in the form of Incentive Stock Options under the 1997 Plan; or (ii) change the designation of the employees or class of employees eligible to receive Incentive Stock Options under the 1997 Plan. The Board of Directors may delegate to the Committee all or any portion of its authority under this paragraph 21.

If the 1997 Plan is terminated or amended, the terms of the 1997 Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination or amendment. In addition, no suspension, termination, modification or amendment of the 1997 Plan may, without the consent of the Employee to whom an award shall theretofore have been granted, adversely affect the rights of such Employee under such award.

23. WITHHOLDING TAX

     (a) The Corporation shall have the right to deduct from all amounts paid in cash in consequence of the exercise of an option or right, or the settlement of a Performance Unit, under the 1997 Plan any taxes required by law to be withheld with respect to such cash payments. Where an Employee or other person is entitled to receive shares of Common Stock pursuant to the exercise of an option or a right pursuant to the 1997 Plan, the Corporation shall have the right to require the Employee or such other person to pay to the Corporation the amount of any taxes that the Corporation is required to withhold with respect to such shares, or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld. Upon the disposition (within the meaning of Code Section 424(c)) of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the expiration of the holding period requirements of Code Section 422(a)(1), the Employee shall be required to give notice to the Corporation of such disposition and the Corporation shall have the right to require the Employee to pay to the Corporation the amount of any taxes that are required by law to be withheld with respect to such disposition.

     (b) Upon termination of the Restricted Period with respect to any restricted shares (or such earlier time, if any, as an election is made by the Employee under Code Section 83(b), or any successor provisions thereto, to include the value of such shares in taxable income), the Corporation shall have the right to require the Employee or other person receiving shares of Common Stock in respect of such restricted shares to pay to the Corporation the amount of taxes that the Corporation is required to withhold with respect to such shares of Common Stock or, in lieu thereof, to retain or sell without notice a sufficient number of shares of Common Stock held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to restricted shares the amount of taxes that the Corporation is required to withhold with respect to such dividend payments.

24. WRITTEN AGREEMENTS; STOCK LEGENDS

     Each award of options, rights, restricted shares or Performance Units shall be evidenced by a written agreement, executed by the Employee and the Corporation, which shall contain such restrictions, terms and conditions as the Committee may require, and certificates evidencing shares of Common Stock issued under the 1997 Plan shall have conspicuously noted thereon such restrictions on transferability as the Corporation may require in order to ensure compliance with applicable federal and state securities laws and regulations.